                                                                    EXHIBIT 4.10

================================================================================

                                 CITIGROUP INC.

                                       and

                          BANK ONE TRUST COMPANY, N.A.

                                     Trustee

                               _________________



                                    Indenture


                           Dated as of ________, 2001




                               _________________




           Providing for the Issuance of Subordinated Debt Securities

================================================================================

     This Cross Reference Sheet, showing the location in the Indenture of the provisions inserted pursuant to Section 310-318(a), inclusive, of the Trust Indenture Act of 1939, as amended, is not to be considered a part of the Indenture.

                   TRUST INDENTURE ACT CROSS-REFERENCE SHEET

     Sections of Trust Indenture Act                   Sections of Indenture
               310(a)(1)                                     10.05
               310(a)(2)                                     10.05
               310(a)(3)                                     Not applicable
               310(a)(4)                                     Not applicable
               310(a)(5)                                     10.05
               310(b)                                        10.06
               310(c)                                        Not applicable
               311                                           10.09
               312                                           9.03
               313                                           9.01
               314(a)                                        5.06 and 9.02
               314(b)                                        Not applicable
               314(c)                                        15.03
               314(d)                                        Not applicable
               314(e)                                        15.03
               315(a)                                        10.02
               315(b)                                        10.03
               315(c)                                        10.02
               315(d)                                        10.02
               315(e)                                        6.08
               316(a)                                        6.06 and 7.03
               316(b)                                        6.07
               316(c)                                        13.02
               317(a)                                        6.03 and 6.04
               317(b)                                        5.03
               318(a)                                        15.05

                                TABLE OF CONTENTS

                                                                                                                   Page
                                                                                                                   ----
PARTIES..........................................................................................................    1

RECITALS.........................................................................................................    1

                                                    ARTICLE ONE
                                                    DEFINITIONS
SECTION 1.01.  Definitions.  ....................................................................................    1
                  Affiliate......................................................................................    1
                  Authorized Newspaper...........................................................................    2
                  Bearer Security................................................................................    2
                  Board Resolution...............................................................................    2
                  Business day:..................................................................................    2
                  Clearstream Banking............................................................................    2
                  Company........................................................................................    2
                  Coupon.........................................................................................    2
                  Covenant Defeasance............................................................................    2
                  Default........................................................................................    2
                  Defeasance.....................................................................................    2
                  Depositary.....................................................................................    2
                  Euroclear......................................................................................    2
                  Event of Default...............................................................................    2
                  Global Security................................................................................    3
                  Indebtedness...................................................................................    3
                  Indenture......................................................................................    3
                  Interest.......................................................................................    3
                  Interest Payment Date..........................................................................    3
                  Junior Subordinated Debt.......................................................................    3
                  Junior Subordinated Debt Indenture.............................................................    3
                  Mandatory Sinking Fund Payment.................................................................    3
                  Maturity.......................................................................................    3
                  Officers' Certificate..........................................................................    3
                  Opinion of Counsel.............................................................................    4
                  Optional Sinking Fund Payment..................................................................    4
                  Original Issue Discount Security...............................................................    4
                  Outstanding....................................................................................    4
                  Person.........................................................................................    4
                  Possessions....................................................................................    4
                  Principal Office of the Trustee................................................................    4
                  Record Date....................................................................................    4
                  Redemption Date................................................................................    5
                  Redemption Price...............................................................................    5
                  Registered Security............................................................................    5
                  Responsible Officers...........................................................................    5
                  Security.......................................................................................    5
                  Securityholder, Holder of Securities; Holder...................................................    5
                  Senior Indebtedness............................................................................    5
                  Stated Maturity................................................................................    6
                  Subsidiary.....................................................................................    6
                  Trustee........................................................................................    6
                  Trust Indenture Act of 1939....................................................................    6
                  Trust Preferred Securities Guarantees..........................................................    6

                                                                                                                   Page
                                                                                                                   ----
                  U.S. Government Obligations....................................................................    6
SECTION 1.02      Notice to Holders of Securities; Waiver........................................................    6
SECTION 1.03      Language of Notices, Etc.......................................................................    7

                                                    ARTICLE TWO
                          FORM, EXECUTION, DELIVERY, TRANSFER AND EXCHANGE OF SECURITIES

SECTION 2.01.  Forms Generally; Record Dates; Place of Payment; Denominations....................................    7
SECTION 2.02.  Amount; Terms of Securities.......................................................................    8
SECTION 2.03.  Certificate of Authentication Validates Securities................................................   10
SECTION 2.04.  Form of Certificate of Authentication.............................................................   10
SECTION 2.05   Maintenance of Register at New York Office; Transfer of Securities;
               Exchange of Securities; Persons Deemed Owners.....................................................   11
SECTION 2.06.  Mutilated, Destroyed, Lost or Stolen Securities...................................................   13
SECTION 2.07.  Rights Regarding Exchanged or Substituted Securities..............................................   14
SECTION 2.08   Temporary Securities..............................................................................   14
SECTION 2.09.  Transfer and Exchange of Global Securities........................................................   16

                                                   ARTICLE THREE
                                                ISSUE OF SECURITIES
SECTION 3.01.  Authentication, Delivery and Dating...............................................................   16

                                                    ARTICLE FOUR
                                              REDEMPTION OF SECURITIES
SECTION 4.01.  Rights of Redemption..............................................................................   17
SECTION 4.02.  Notices of Redemption.............................................................................   18
SECTION 4.03.  Applicability of Sinking Fund.....................................................................   19
SECTION 4.04.  Mandatory Sinking Fund Obligation.  ..............................................................   19
SECTION 4.05.  Optional Redemption At Sinking Fund Redemption Fund Price.  ......................................   19
SECTION 4.06.  Application of Sinking Fund Payments.  ...........................................................   20

                                                   ARTICLE FIVE
                                             COVENANTS OF THE COMPANY
SECTION 5.01.  Payment of Principal, Premium and Interest........................................................   20
SECTION 5.02.  Maintenance of Office or Agency...................................................................   21
SECTION 5.03.  Money for Security Payments to Be Held in Trust...................................................   21
SECTION 5.04.  Statement as to Compliance........................................................................   22

                                                    ARTICLE SIX
                                      REMEDIES OF TRUSTEE AND SECURITYHOLDERS
SECTION 6.01.  Events of Default.................................................................................   23
SECTION 6.02.  Acceleration of Maturity..........................................................................   23
SECTION 6.03.  Collection of Indebtedness and Suits for Enforcement by Trustee...................................   24
SECTION 6.04.  Trustee to File Claims As Attorney-In-Fact........................................................   24
SECTION 6.05.  Application of Money Collected....................................................................   25
SECTION 6.06.  Control by Holders; Waiver of Past Default........................................................   25
SECTION 6.07.  Limitation on Suits; Default......................................................................   26
SECTION 6.08.  Costs and Attorneys' Fees in Legal Proceedings....................................................   27
SECTION 6.09.  Remedies Cumulative...............................................................................   27
SECTION 6.10.  Waiver of Stay or Extension Laws..................................................................   27

                                                                                                                   Page
                                                                                                                   ----
                                                   ARTICLE SEVEN
                                        CONCERNING THE SECURITYHOLDERS
SECTION 7.01.  Acts of Holders...................................................................................   27
SECTION 7.02.  Proof of Execution of Instrument and Holding of Securities........................................   28
SECTION 7.03.  Securities Owned by Company or Other Obligor......................................................   28
SECTION 7.04.  Revocation by Holders of Consents to Action.......................................................   29

                                                   ARTICLE EIGHT
                                             SECURITYHOLDERS' MEETINGS
SECTION 8.01.  Purposes of Meetings..............................................................................   29
SECTION 8.02.  Call of Meetings by Trustee.......................................................................   29
SECTION 8.03.  Call of Meetings by Company or Holders............................................................   29
SECTION 8.04.  Qualifications for Voting.........................................................................   29
SECTION 8.05.  Regulations for Meeting...........................................................................   30
SECTION 8.06.  Voting............................................................................................   30
SECTION 8.07.  No Delay of Rights by Meeting.....................................................................   30

                                                  ARTICLE NINE
                                      REPORTS BY THE COMPANY AND THE TRUSTEE
                                             AND SECURITYHOLDERS LISTS
SECTION 9.01.  Reports by Trustee................................................................................   31
SECTION 9.02. Reports by Company.................................................................................   31
SECTION 9.03.  Securityholders List..............................................................................   32

                                                    ARTICLE TEN
                                             CONCERNING THE TRUSTEE
SECTION 10.01.  Acceptance of Trusts Upon Specified Conditions...................................................   33
SECTION 10.02.  Duties of Trustee in Case of Default.............................................................   34
SECTION 10.03.  Notice of Default................................................................................   35
SECTION 10.04.  Resignation of Trustee...........................................................................   35
SECTION 10.05.  Qualifications of Trustee........................................................................   36
SECTION 10.06.  Disqualification of Trustee......................................................................   36
SECTION 10.07.  Appointment of Trustee...........................................................................   36
SECTION 10.08.  Merger, Conversion or Consolidation of Trustee; Successor Trustee................................   37
SECTION 10.09.  Trustee as Creditor of Company...................................................................   37
SECTION 10.10.  Trustee May Rely on Officer's Certificate........................................................   38

                                                  ARTICLE ELEVEN
                                       SATISFACTION AND DISCHARGE; DEFEASANCE
SECTION 11.01.  Satisfaction and Discharge of Indenture..........................................................   38
SECTION 11.02.  Defeasance and Discharge.........................................................................   39
SECTION 11.03.  Covenant Defeasance..............................................................................   39
SECTION 11.04.  Conditions to Defeasance or Covenant Defeasance..................................................   40
SECTION 11.05.  Application of Trust Money.......................................................................   40
SECTION 11.06.  Indemnity for U.S. Government Obligations........................................................   40
SECTION 11.07.  Deposits of Non-U.S. Currencies..................................................................   41

                                                 ARTICLE TWELVE
                                     IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                                              OFFICERS AND DIRECTORS
SECTION 12.01.  Liability Solely Corporate.......................................................................   41

                                                                                                                 Page
                                                                                                                 ----
                                             ARTICLE THIRTEEN
                                           SUPPLEMENTAL INDENTURES
SECTION 13.01.  Supplemental Indentures Without Consent of Holders...............................................41
SECTION 13.02.  Supplemental Indentures With Consent of Holders..................................................42
SECTION 13.03.  Execution of Supplemental Indenture..............................................................43
SECTION 13.04.  Effect of Supplemental Indenture.................................................................44
SECTION 13.05.  Reference in Securities to Supplemental Indenture................................................44
SECTION 13.06.  Conformity With Trust Indenture Act..............................................................44

                                                 ARTICLE FOURTEEN
                                            SUBORDINATION OF SECURITIES
SECTION 14.01.  Securities Subordinate to Senior Indebtedness....................................................44
SECTION 14.02.  Reliance On Certificate of Liquidating Agent; Further Evidence
                   of Ownership of Senior Indebtedness...........................................................46
SECTION 14.03.  Payment Permitted If No Default..................................................................46
SECTION 14.04.  Trustee Not Charged With Knowledge of Certain Facts..............................................46
SECTION 14.05.  Trustee to Effectuate Subordination..............................................................47
SECTION 14.06.  Trustee's Rights Regarding Senior Indebtedness...................................................47
SECTION 14.07.  Articles Applicable to Paying Agent..............................................................47

                                                  ARTICLE FIFTEEN
                                              MISCELLANEOUS PROVISIONS
SECTION 15.01.  Consolidation, Merger, Sale or Lease.............................................................47
SECTION 15.02.  Rights Under Indenture Limited to Parties thereto and Holders....................................48
SECTION 15.03.  Evidence of Compliance With Conditions Precedent.................................................48
SECTION 15.04.  Cancellation of Securities.......................................................................48
SECTION 15.05.  Conflict with Trust Indenture Act................................................................49
SECTION 15.06.  Acts of Board Committees.........................................................................49
SECTION 15.07.  Notices..........................................................................................49
SECTION 15.08.  Payments Due on Non-Business Days................................................................49
SECTION 15.09.  Counterparts.....................................................................................49
SECTION 15.10.  Governing Law....................................................................................49
SECTION 15.11.  Separability Clause..............................................................................49
SECTION 15.12.  Legend.............................................................................................

         INDENTURE dated as of _______, 2001, between CITIGROUP INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company") and BANK ONE TRUST COMPANY, N.A., a national banking association, as trustee (hereinafter called the "Trustee"),


                              W I T N E S S E T H:


         WHEREAS, the Company is authorized and empowered to borrow money for its corporate purposes and to issue its bonds, debentures, notes and other obligations for money so borrowed;

         WHEREAS, the Company has duly authorized the issue, in one or more series as in this Indenture provided, from time to time of its debt securities (hereinafter called the "Securities") and, to provide the general terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture;

         WHEREAS, the Trustee has power to enter into this Indenture and to accept and execute the trusts herein created;

         WHEREAS, the Company represents that all acts and things necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee as in this Indenture provided, and issued, the valid, binding and legal obligations of the Company, will, at the time of such execution, authentication and delivery, have been done and performed, that all acts and things necessary to constitute these presents a valid indenture and agreement according to its terms, have been done and performed, that the execution of this Indenture has in all respects been duly authorized and that the issue hereunder of the Securities will, at the time of the issue thereof, have in all respects been duly authorized, and the Company, in the exercise of each and every legal right and power in it vested, executes this Indenture and proposes to make, execute, issue and deliver the Securities;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That, in consideration of the premises and of the acceptance and purchase of the Securities by the Holders thereof the Company covenants and agrees with the Trustee, for the equal benefit of all the Holders from time to time of the Securities, without preference, priority or distinction of any thereof over any other thereof by reason of priority in time of issuance or negotiation, or otherwise, as follows:


                                   ARTICLE ONE
                                   DEFINITIONS

         SECTION 1.01. Definitions. Unless otherwise defined in this Indenture or the context otherwise requires, all terms used herein shall have the meanings assigned to them in the Trust Indenture Act of 1939. Unless the context otherwise requires, the terms defined in this Section 1.01 shall for all purposes of this Indenture and of any indenture supplemental hereto have the meanings hereinafter set forth, the following definitions to be equally applicable to both the singular and the plural forms of any of the terms herein defined:

         Affiliate:
         The term "Affiliate" means, with respect to any person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For purposes of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         Authorized Newspaper:
         The term "Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each business day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place.

         Bearer Security:
         The term "Bearer Security" means any Security in the form established pursuant to Section 2.01 which is payable to the bearer, including, without limitation, unless the context otherwise indicates, a Security in global bearer form.

         Board Resolution:
         The term "Board Resolution" means a copy of a resolution or resolutions certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors (or by the Funding Committee of the Board of Directors or any other committee of the Board of Directors or committee of officers or other representatives of the Company, to the extent that any such other committee or committees have been authorized by the Board of Directors to establish or approve the matters contemplated by Section 2.02 or 4.02 hereof) and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         Business day:
         The term "business day," when used with respect to any place of payment or any other particular location referred to in this Indenture or in the Securities, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that place of payment or other location are authorized or obligated by law to close.

         Clearstream Banking:
         The term "Clearstream Banking" shall mean Clearstream Banking, societe anonyme, and its successors.

         Company:
         The term "Company" shall mean Citigroup Inc. and, subject to the provisions of Section 15.01, shall also include its successors and assigns.

         Coupon:
         The term "Coupon" means any interest coupon appertaining to a Bearer Security.

         Covenant Defeasance:
         The term "Covenant Defeasance" shall have the meaning specified in
Section 11.03.

         Default:
         The term "Default" shall have the meaning specified in Section 6.07.

         Defeasance:
         The term "Defeasance" shall have the meaning specified in Section
11.02.

         Depositary:
         The term "Depositary" shall mean, with respect to the Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable U.S. or foreign statute or regulation that is designated to act as Depositary for such Securities as contemplated by
Section 2.02.

         Euroclear:
         The term "Euroclear" shall mean Euroclear Bank S.A./N.V. as operator of the Euroclear System.

         Event of Default:

         The term "Event of Default" shall have the meaning specified in Section 6.01.

         Global Security:
         The term "Global Security" means a Security issued to evidence all or a part of any series of Securities and designated as a Global Security.

         Indebtedness:
         The term "Indebtedness" shall mean any and all obligations of a corporation for money borrowed which in accordance with generally accepted accounting principles would be reflected on the balance sheet of such corporation as a liability on the date as of which Indebtedness is to be determined.

         Indenture:
         The term "Indenture" or "this Indenture" shall mean this instrument and all indentures supplemental hereto, including the terms of the Securities.

         Interest:
         The term "interest" when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         Interest Payment Date:
         The term "Interest Payment Date" when used with respect to any Security shall mean the Stated Maturity of an installment of interest on such Security.

         Junior Subordinated Debt:
         The term "Junior Subordinated Debt" shall mean the 7% Junior Subordinated Deferrable Interest Debentures due November 15, 2028 of the Company, the 6.850% Junior Subordinated Deferrable Interest Debentures due January 22, 2038 of the Company, the 7 5/8% Junior Subordinated Deferrable Interest Debentures due December 1, 2036 of the Company, the 7 3/4% Junior Subordinated Deferrable Interest Debentures due December 1, 2036 of the Company, the 8% Deferrable Interest Debentures due September 30, 2036 of the Company and the 6 7/8% Junior Subordinated Deferrable Interest Debentures due March 15, 2029 of the Company and all other notes or other obligations which may be issued under the Junior Subordinated Debt Indenture and any indebtedness that is by its terms subordinated to or pari passu with the Junior Subordinated Debt.

         Junior Subordinated Debt Indenture:
         The term "Junior Subordinated Debt Indenture" shall mean the Indenture, dated October 7, 1996, between the Company and The Chase Manhattan Bank, as trustee, as supplemented by the First Supplemental Indenture thereto dated as of December 15, 1998, as the same may be amended from time to time.

         Mandatory Sinking Fund Payment:
         The term "Mandatory Sinking Fund Payment" shall have the meaning specified in Section 4.03.

         Maturity:
         The term "maturity," with respect to any Security, shall mean the date on which the principal of such Security shall become due and payable as therein and herein provided, whether by declaration, call for redemption or otherwise.

         Officers' Certificate:
         The term "Officers' Certificate," when used with respect to the Company, shall mean a certificate signed by the Chairman of the Board of Directors, any Vice Chairman, the Chief Financial Officer, the Chief Accounting Officer, the Controller, the Treasurer, the General Counsel, the Deputy General Counsel or any Vice President and by any Deputy Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 15.03 if and to the extent required by the provisions of such Section.

         Opinion of Counsel:
         The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or of counsel to the Company, or may be other counsel satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 15.03 if and to the extent required by the provisions of such Section.

         Optional Sinking Fund Payment:
         The term "Optional Sinking Fund Payment" shall have the meaning specified in Section 4.03.

         Original Issue Discount Security:
         The term "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to
Section 6.02.

         Outstanding:
         The term "outstanding," when used as of any particular time with reference to Securities, shall, subject to Section 7.03, mean all the Securities which shall theretofore have been authenticated and delivered by the Trustee under this Indenture, except

         (a) Securities or portions thereof for which (i) funds sufficient to pay the principal thereof, premium, if any, thereon and all unpaid interest thereon to maturity or to the date fixed for the redemption thereof shall have been deposited in trust for such purpose as provided herein with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent), and (ii) in case of redemption, notice of redemption thereof shall have been duly given or provision satisfactory to the Trustee for the giving of such notice shall have been made;

         (b) Securities which shall have been surrendered to the Trustee for cancellation;

         (c) Securities paid or in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to Section 2.06; and

         (d) Securities or portions thereof as to which the Company shall have deposited in trust funds or U.S. Government Obligations and complied with other conditions as specified in Section 11.04; provided, however, that in determining whether the Holders of the requisite principal amount of the Securities then outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.02.

         Person:
         The term "person" shall mean an individual, a corporation, a partnership, an association, a joint stock company, a trust, an unincorporated organization or a government or an agency or political subdivision thereof.

         Possessions:
         The term "possessions" shall mean, with respect to the United States, Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and Northern Mariana Islands.

         Principal Office of the Trustee:
         The term "Principal Office of the Trustee" shall mean the principal corporate trust office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 1 Bank One Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attn.:
Global Corporate Trust Services Division, except that for purposes of Section 5.02, such term shall mean the office or agency of the Trustee in the Borough of Manhattan, The City of New York, which office at the date hereof is located at 14 Wall Street, Eighth Floor, New York, New York 10005.


         Record Date:

         The term "Record Date" shall mean, with respect to any interest payable on any Security on any interest payment date, the close of business on the date specified in such Security or, in the case of defaulted interest, the close of business on any subsequent record date established as provided in Section 2.01 (in each case whether or not such day is a business day).

         Redemption Date:
         The term "Redemption Date" when used with respect to any Security to be redeemed, in whole or in part, shall mean the date fixed for such redemption by or pursuant to this Indenture and the terms of such Security.

         Redemption Price:
         The term "Redemption Price" when used with respect to any Security to be redeemed shall mean the price (exclusive of accrued interest) at which it is to be redeemed pursuant to this Indenture and the terms of such Security.

         Registered Security:
         The term "Registered Security" shall mean any Security in the form established pursuant to Section 2.01 which is registered in the register kept for that purpose hereunder.

         Responsible Officers:
         "Responsible Officers" of the Trustee hereunder shall mean and include any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

         Security:
         The term "Security" shall mean one of the Securities duly authenticated by the Trustee and delivered pursuant to the provisions of this Indenture.

         Securityholder, Holder of Securities; Holder:
         The term "Securityholder" or "Holder of Securities" or "Holder," with respect to a Registered Security, shall mean the person in whose name such Securities shall be registered in the register kept for that purpose hereunder, and with respect to a Bearer Security (or any temporary Global Security in bearer form) or a Coupon, shall mean the bearer thereof.

         Senior Indebtedness:
         The term"Senior Indebtedness" shall mean (i) the principal, premium, if any, and interest in respect of (A) indebtedness of the Company for money borrowed and (B) indebtedness evidenced by securities, notes, debentures, bonds or other similar instruments issued by the Company; (ii) all capital lease obligations of the Company and any synthetic lease or tax retention operating lease; (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any conditional sale or title retention agreement (but excluding trade accounts payable in the ordinary course of business); (iv) all obligations, contingent or otherwise, of the Company in respect of any letters of credit, banker's acceptance, security purchase facilities and similar credit transactions; (v) all obligations of the Company in respect of interest rate swap, cap or other agreements, interest rate future or options contracts, currency swap agreements, currency future or option contracts and other similar agreements; (vi) all obligations of the type referred to in clauses (i) through (v) of other persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise; and
(vii) all obligations of the type referred to in clauses (i) through (vi) of other persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company), except for (1) the Securities, (2) any such indebtedness that is by its terms is subordinated to or pari passu with the Securities, including all indebtedness issued under the indenture dated as of July 17, 1998, between the Company (formerly Travelers Group Inc.) and Bank One Trust Company, N.A. (formerly the First National Bank of Chicago), as trustee, and (3) any indebtedness between or among the Company and its Affiliates, including (x) any Junior Subordinated Debt, (y) any Trust Preferred Securities Guarantees and (z) all other debt securities and guarantees in respect of those debt securities issued to any other trust, or a trustee of such trust, partnership or other entity affiliated with the Company which is a financing vehicle of the Company (a "Financing Entity") in connection with the issuance by such Financing Entity of preferred securities or other securities guaranteed by the Company pursuant to an instrument that ranks pari passu with, or junior to, the Trust Preferred Securities Guarantees.

         Stated Maturity:
         The term "Stated Maturity" when used with respect to any Security or any installment of interest thereon shall mean the date specified in such Security as the fixed date on which the principal (or any portion thereof) of or premium, if any, on such Security or such installment of interest is due and payable.

         Subsidiary:
         The term "Subsidiary" shall mean any corporation of which securities (excluding securities entitled to vote for directors only by reason of the happening of a contingency) entitled to elect at least a majority of the corporation's directors shall at the time be owned, directly or indirectly, by the Company, or one or more Subsidiaries, or by the Company and one or more Subsidiaries.

         Trustee:
         The term "Trustee" shall mean the trustee hereunder for the time being, whether original or successor, and if at any time there is more than one such trustee, "Trustee" as used with respect to the Securities of any series shall mean the trustee with respect to Securities of that series.

         Trust Indenture Act of 1939:
         The term "Trust Indenture Act of 1939" shall mean such Act as amended to the date of this Indenture except as provided in Section 13.06.

         Trust Preferred Securities Guarantees:
         The term "Trust Preferred Securities Guarantees" shall mean the guarantees issued by the Company in connection with the 8% Trust Preferred Securities of Citigroup Capital I, the 7 3/4% Trust Preferred Securities of Citigroup Capital II, the 7 5/8% Trust Preferred Securities of Citigroup Capital III, the 6.850% Trust Preferred Securities of Citigroup Capital IV, the 7% Trust Preferred Securities of Citigroup Capital V and the 6 7/8% Capital Securities of Citigroup Capital VI and any guarantee now or hereafter entered into by the Company in respect of any preferred or preference stock that is by its terms subordinated to or pari passu with the Junior Subordinated Debt.

         U.S. Government Obligations:
         The term "U.S. Government Obligations" means either (i) direct obligations of the United States of America or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the timely payment of which is unconditionally guaranteed by the full faith and credit of the United States of America.

         Certain other terms, relating principally to provisions included in this Indenture in compliance with the Trust Indenture Act of 1939, are defined in Article Ten.

SECTION 1.02 Notice to Holders of Securities; Waiver. Except as otherwise expressly provided herein where this Indenture provides for notice to Holders of Securities of any event.

                  (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at the address of such Holders as it appears in the security register, not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice and

                  (2) such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York and in such other city or cities as may be specified in such Securities on a Business Day at least twice, the first publication to be not earlier than the earliest date, and not later that the latest date, prescribed for the giving of such notice.

         In case by reason of suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein.

         In case by reason of the suspension of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above or any defect in any notice so published, shall affect the sufficiency of any notice to Holders of Registered Securities given as provided herein.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers by notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 1.03. Language of Notices, Etc. Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be an official language of the country of publication.

                                   ARTICLE TWO
         FORM, EXECUTION, DELIVERY, TRANSFER AND EXCHANGE OF SECURITIES

         SECTION 2.01. Forms Generally; Record Dates; Place of Payment; Denominations. Unless otherwise provided as contemplated by Section 2.02 with respect to any series of Securities, the Securities of each series shall be issuable in registered form without Coupons. If so provided as contemplated by
Section 2.02, the Securities of a series shall be issuable solely in bearer form, or in both registered form and bearer form. Unless otherwise specified as contemplated by Section 2.02, Securities in bearer form shall have interest Coupons attached. The Securities and Coupons shall be in substantially the form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers of the Company executing such Securities or Coupons may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage. If Securities of a series (including temporary securities) are issuable in the form of a Global Security, any such Global Security may provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount or changes in the rights of Holders of outstanding Securities represented thereby shall be made in such manner and by such person or persons as shall be specified therein. Any instructions by the Company with respect to a Global Security shall be in writing but need not comply with Section 15.03.

         The Securities shall be issued, except as otherwise provided with respect to any series of Securities pursuant to Section 2.02, in the denomination of $1,000 and any larger denomination which is an integral multiple of $1,000 approved by the Company, such approval to be evidenced by the execution thereof.

         The person in whose name any Registered Security is registered at the close of business on any Record Date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date notwithstanding the cancellation of such Security upon any transfer or exchange thereof subsequent to such Record Date and prior to such Interest Payment Date; provided, however, that, if and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date, the defaulted interest shall be paid to the persons in whose names the outstanding Registered Securities are registered on a subsequent Record Date, such Record Date to be not less than 5 days prior to the date of payment of such defaulted interest, established by notice given by mail by or on behalf of the Company to the Holders of Registered Securities not less than 15 days preceding such subsequent Record Date.

         Unless otherwise specified as contemplated by Section 2.02, in case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency referred to in Section 2.05) on any Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date (or the related proposed date of payment of defaulted interest, as the case may be), such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date and interest (or defaulted interest, as the case may be) will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

         At the option of the Company, interest on Registered Securities and principal thereof may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the register or by wire transfer to an account maintained by the person entitled thereto as specified in the register.

         Unless otherwise provided as contemplated by Section 2.02 with respect to any series of Securities, the principal of and interest and premium, if any, on the Securities shall be payable in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

         SECTION 2.02. Amount; Terms of Securities. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is not limited.

         The Securities may be issued in one or more series. There shall be established by or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

         (a) the title of the Securities of the series (which shall distinguish the Securities of the series from the Securities of all other series, except to the extent that additional Securities of an existing series are being issued);

         (b) any limit upon the aggregate principal amount of the Securities of the series which may be outstanding under this Indenture (except as otherwise provided in Sections 2.06, 2.08 or 13.05);

         (c) the date or dates on which the principal of the Securities of the series is payable;

         (d) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, or the method by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable and the Record Dates for the determination of Holders to whom interest is payable;

         (e) if other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency or currency unit in which payment of the principal of, or premium, if any, or interest on the Securities of the series shall be payable;

         (f) if the amount of payment of principal of, or premium, if any, or interest on the Securities of the series may be determined with reference to an index, formula or other method including, but not limited to, an index, formula or other method based on a coin or currency or currency unit other than that in which the Securities are stated to be payable, the manner in which such amount shall be determined;

         (g) if the principal of, or premium, if any, or interest on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency or currency unit other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

         (h) the place or places where the principal of, and premium, if any, and interest on Securities of the series shall be payable;

         (i) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option;

         (j) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a holder thereof and the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

         (k) if other than denominations of $1,000 or any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

         (l) whether the Securities of the series are to be issued as Original Issue Discount Securities and the amount of discount with which such Securities may be issued;

         (m) if other than the principal amount thereof, the portion of the principal amount of the Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 6.02;

         (n) the subordination terms of the Securities of the series (if different from the terms provided herein);

         (o) whether the Securities of the series are to be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities and the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for other definitive Securities;

         (p) the date as of which any Global Security of the series shall be dated if other than the original issuance of the first Security of the series to be issued;

         (q)  the form of the Securities of the series;

         (r) the provisions of this Indenture that shall not apply to Securities of the series;

         (s)  the application, if any, of either Section 11.02 or Section 11.03;

         (t) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities or both, whether Bearer Securities of the series are to be issuable with or without Coupons or both, in the case of Bearer Securities, the date as of which such Bearer Securities shall be dated if other than the date of original issuance of the first Security of such series of like tenor and term to be issued, and whether, and on what terms and conditions, Bearer Securities may be exchanged for Registered Securities;

         (u) any other terms of the Securities of the series, including additional or different Events of Default or Defaults, and/or covenants of the Company (which terms shall not be inconsistent with the provisions of this Indenture);

         All Securities of any one series, and the Coupons appertaining to Bearer Securities of such series, if any, shall be substantially identical except as to denomination and except as may otherwise be provided by or pursuant to such Board Resolution, and set forth in such Officers' Certificate, or in any such indenture supplemental hereto. If any of the terms of a series of Securities are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of such series.

         Notwithstanding Section 2.02(b) and unless otherwise expressly provided with respect to a series of Securities, all Securities of a series need not be issued at the same time and, unless otherwise provided by the Company, a series may be reopened for issuances of additional Securities of such series or to establish additional terms for such series.

         SECTION 2.03. Certificate of Authentication Validates Securities. The Securities and Coupons shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its Chairman of the Board of Directors, its President, any Vice Chairman, the Chief Financial Officer, the Chief Accounting Officer, the Controller, the Treasurer, any Deputy Treasurer, any Assistant Treasurer, the General Counsel, the Deputy General Counsel or any Vice President, under its corporate seal (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise), which shall be attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries. The Securities, together with any Coupons appertaining thereto, shall then be delivered to the Trustee for authentication by it, and thereupon, as provided herein, the Trustee shall authenticate and deliver such Securities; provided, however, that, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States or its possessions; and provided further that a Bearer Security may be delivered in connection with its original issuance only if the person entitled to receive such Bearer Security shall have delivered to the Trustee, or such other person as shall be specified in a temporary Global Security delivered pursuant to Section 2.08, a certificate in the form required pursuant to Section
2.08. In case any officer of the Company who shall have signed any of the Securities and Coupons shall cease to be such officer of the Company before the Securities and Coupons so signed shall have been actually authenticated and delivered by the Trustee, such Securities may nevertheless be issued, authenticated and delivered as though the person who signed such Securities and Coupons had not ceased to be such officer of the Company; and also any of the Securities and Coupons may be signed on behalf of the Company by any person who at the time of the execution of such Securities and Coupons shall be the proper officer of the Company, even though at the date of the execution of this Indenture such person may not have been such officer of the Company.

         SECTION 2.04. Form of Certificate of Authentication. Only such of the Securities or Coupons appertaining thereto as shall bear thereon a certificate substantially in the form of the Trustee's certificate of authentication hereinafter recited, executed by the Trustee by manual signature, shall be valid or become obligatory for any purpose or entitle the Holder thereof to any right or benefit under this Indenture, and the certificate of authentication by the Trustee upon any such Security executed on behalf of the Company as aforesaid shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder thereof is entitled to the benefits of this Indenture. Except as permitted by Section 2.06, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant Coupons for interest then matured have been detached and canceled. Notwithstanding the foregoing, if any Security or portion thereof shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 15.04 together with a written statement (which need not comply with Section 15.03 and need not be accompanied by an Opinion of Counsel) stating that such Security or portion thereof has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         Each Registered Security shall be dated the date of its authentication and each Bearer Security and any Global Security shall be dated as of the date specified as contemplated by Section 2.02.

         The Trustee's certificate of authentication on all Securities shall be in substantially the following form:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated herein issued under the Indenture described herein.

                                           ___________________________________ ,
                                           as Trustee


                                           By __________________________________
                                           Authorized Signatory

         SECTION 2.05. Maintenance of Register at New York Office; Transfer of Securities; Exchange of Securities; Persons Deemed Owners. The Company will keep, at an office or agency to be maintained by it in the Borough of Manhattan, The City of New York, a register for the registration and the registration of transfer of the Registered Securities, as in this Indenture provided, which register shall at all times be open for inspection by the Trustee. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time.

         Upon surrender for registration of transfer of any Registered Security of any series at such office or agency, the Company shall execute and the Trustee shall authenticate and deliver a Registered Security or Securities of such series for a like aggregate principal amount, in such authorized denomination or denominations and registered in such name or names as may be requested. The transfer of any Registered Security shall not be valid as against the Company or the Trustee unless registered at such office or agency by the Holder, or by his attorney duly authorized in writing.

         Registered Securities of any series in their several authorized denominations are exchangeable for a Registered Security or Securities of such series in authorized denominations and of a like aggregate principal amount. Registered Securities to be exchanged as aforesaid shall be surrendered for that purpose by the Holder thereof at such office or agency, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the Registered Security or Securities in such authorized denomination or denominations as the Securityholder making the exchange shall have requested and shall be entitled to receive. The Company shall not be required to make any exchange or effect registration of transfer of (i) any Registered Security which shall have been designated for redemption in whole or in part except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed, or (ii) any Registered Security for a period of 15 days next preceding any selection of Registered Securities of such series for redemption. Registered Securities may not be exchanged for Bearer Securities.

         Subject to the terms of a series pursuant to Section 2.02(t), Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured Coupons and all matured Coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if (a) in the case of fixed rate Bearer Securities, the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing Coupon or Coupons, or (b) the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any paying agent harmless. If thereafter the Holder of such Security shall surrender to any paying agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of any such payment from the Company; provided, however, that interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency of a paying agent, maintained pursuant to Section 5.02 for such purpose, located outside the United States and its possessions. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Record Date and before the opening of business at such office or agency on the related date for payment of defaulted interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date for payment, as the case may be.

         All Securities presented or surrendered for registration of transfer, exchange or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or accompanied by a written instrument or instruments of transfer (in form satisfactory to the Company and the Trustee) duly executed by, the Holder or by his attorney duly authorized in writing.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any applicable tax or other governmental charge payable in connection therewith.

         The Company and the Trustee, and the agents of either, may deem and treat the person in whose name any Registered Security is registered as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for all purposes whatsoever (subject to the provisions set forth herein relating to Record Dates), and the Company and the Trustee, and the agents of either, shall not be affected by any notice to the contrary.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever whether or not such Security or Coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         None of the Company, the Trustee, any paying agent, or the security registrar will have the responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interest of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest, and they shall be fully protected in acting or refraining from acting on any such information provided by the Depositary.

         Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 2.02, any permanent Global Security shall be exchangeable pursuant to this Section only as provided in this paragraph. If the beneficial owners of interests in a permanent Global Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 2.02, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee or the security registrar definitive Securities of that series in aggregate principal amount equal to the principal amount of such permanent Global Security executed by the Company. On or after the earliest date on which such interests may be so exchanged, in accordance with instructions given by the Company to the Trustee or the security registrar and the Depositary (which instructions shall be in writing but need not comply with Section 15.03 or be accompanied by an Opinion of Counsel), such permanent Global Security shall be surrendered from time to time by the Depositary, as shall be specified in the Company instructions with respect thereto to the Trustee, as the Company's agent for such purpose, or to the security registrar, to be exchanged, in whole or in part, for definitive Securities of the same series without charge and the Trustee shall authenticate and deliver in accordance with such instructions, in exchange for each portion of such permanent Global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent Global Security to be exchanged which unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, in which case the definitive Securities exchanged for the permanent Global Security shall be issuable only in the form in which the Securities are issuable, as specified as contemplated by Section 2.02, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series and of like tenor for redemption and ending on the relevant Redemption Date; and provided, further, that no Bearer Security delivered in exchange for a portion of a permanent Global Security shall be mailed or otherwise delivered to any location in the United States or its possessions. Promptly following any such exchange in part, such permanent Global Security should be returned by the Trustee or the security registrar to the Depositary in accordance with the instructions of the Company referred to above. If a Registered Security is issued in exchange for any portion of a permanent Global Security after the close of business at the office or agency where such exchange occurs on (i) any Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Record Date and before the opening of business at such office or agency on the related proposed date for payment of defaulted interest, interest or defaulted interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the person to whom interest in respect of such portion of such permanent Global Security is payable in accordance with the provisions of this Indenture.

         SECTION 2.06. Mutilated, Destroyed, Lost or Stolen Securities. In case any temporary or definitive Security of a particular series (or the Coupons appertaining thereto) shall become mutilated or be destroyed, lost or stolen, then upon the conditions hereinafter set forth the Company in its discretion may execute, and thereupon the Trustee shall authenticate and deliver, a new Security of the same series of like tenor and principal amount and bearing a different number, in exchange and substitution for and upon cancellation of the mutilated Security or in lieu of and substitution for the Security so destroyed, lost or stolen; provided, however, that if any such mutilated, destroyed, lost or stolen Security shall have become or is about to become due and payable upon the maturity thereof, the Company in its discretion may, instead of issuing a substitute Security, pay such Security without requiring the surrender thereof. The applicant for any substitute Security or for payment of any such mutilated, destroyed, lost or stolen Security shall furnish to the Company and to the Trustee evidence satisfactory to them, in their discretion, of the ownership of and the destruction, loss or theft of such Security and shall furnish to the Company and to the Trustee indemnity satisfactory to them, in their discretion, and, if required, shall reimburse the Company and the Trustee for all expenses (including counsel fees and any tax or other governmental charge that may be imposed in relation thereto) in connection with the preparation, issue and authentication of such substitute Security or the payment of such mutilated, destroyed, lost or stolen Security, and shall comply with such other reasonable regulations as the Company and the Trustee, or either of them, may prescribe. Any such new Security delivered pursuant to this Section 2.06 shall constitute an additional contractual obligation on the part of the Company, whether or not the allegedly destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be equally and proportionately entitled to the benefit of this Indenture with all other Securities of the same series issued hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies.

         SECTION 2.07. Rights Regarding Exchanged or Substituted Securities. Subject to the provisions set forth herein relating to Record Dates, each Security delivered pursuant to any provision of this Indenture in exchange or substitution for, or upon registration of transfer of, any other Security shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 2.08. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more Coupons or without Coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities or Coupons may determine as evidenced by their execution of such Securities or Coupons. In the case of any series issuable as Bearer Securities, such temporary Securities shall be delivered only in compliance with the conditions set forth in Section 2.03 and may be in global form.

         Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured Coupons appertaining thereto) the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of the same series and of like tenor of authorized denominations; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided further, however, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in
Section 2.03.

         All Bearer Securities shall be issued initially in the form of a temporary Global Security and any such temporary Global Security shall, unless otherwise provided therein, be delivered to the London office of a depositary or common depositary (the "Common Depositary"), for the benefits of Euroclear and Clearstream Banking, for credit to the respective accounts for the beneficial owners of such Securities (or to such other accounts as they may direct).

         Unless otherwise specified in such temporary Global Security, the interest of a beneficial owner of Securities of a series in a temporary Global Security shall be exchanged for definitive Securities (including a permanent Global Security) of the same series and of like tenor after the Exchange Date (as defined below) when the account holder instructs Euroclear or Clearstream Banking, as the case may be, to request such exchange on his behalf and in the case of Bearer Securities, delivers a certificate in the form set forth in Exhibit A to this Indenture (whether or not such certificate is delivered in connection with the payment of interest, as provided in the second succeeding paragraph) signed by the owner of the Security or a financial institution or clearing organization through which the owner directly or indirectly holds such Security, and dated no earlier than 15 days prior to the date on which Euroclear or Clearstream Banking, as the case may be, furnishes to the Depositary in accordance with the preceding paragraph a certificate in the form set forth in Exhibit B to this Indenture that relates to the interest to be exchanged for definitive Securities. Copies of the certificate in the form set forth in Exhibit A to this Indenture shall be available from the offices of Euroclear and Clearstream Banking, the Trustee, any authenticating agent appointed for such series of Securities and each paying agent. Unless otherwise specified in such temporary Global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary Global Security, except that a person receiving the definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such person does not take delivery of such definitive Securities in person at the offices of Euroclear or Clearstream Banking. Definitive Bearer Securities to be delivered in exchange for any portion of a temporary Global Security shall be delivered only outside the United States and its possessions.

         Without necessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary Global Security of a series (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities of that series, in aggregate principal amount equal to the principal amount of such temporary Global Security, executed by the Company. On or after the Exchange Date such temporary Global Security shall be presented and surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose or to the security registrar, to be exchanged, in whole or from time to time in part, for definitive Securities of such series without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary Global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary Global Security to be exchanged and in bearer form, registered form, permanent Global bearer form or permanent Global registered form, or any combination thereof as contemplated by
Section 2.02, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that unless only Registered Securities are to be exchanged in respect of such temporary Global Security, upon such presentation by the Common Depositary, such temporary Global Security must be accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary Global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by Clearstream Banking as to the portion of such temporary Global Security held for its account then to be exchanged, each in the form set forth in Exhibit B to this Indenture; provided further, however, that definitive Bearer Securities (including a permanent bearer form Global Security) shall be delivered in exchange for a portion of a temporary Global Security only in compliance with the requirements of Section 2.03.

         Upon any exchange of a portion of any temporary Global Security, such Global Security shall be endorsed by or on behalf of the Trustee to reflect the reduction in the principal amount evidenced thereby. Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 2.01, interest payable on a temporary Global Security on any Interest Payment Date for Securities of such series occurring prior to the exchange of such temporary Global Security shall be payable to Euroclear and Clearstream Banking on such Interest Payment Date upon delivery by Euroclear and Clearstream Banking to the Trustee or the applicable paying agent of a certificate or certificates in the form set forth in Exhibit C to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the persons for whom Euroclear or Clearstream Banking, as the case may be, holds such temporary Global Security on such Interest Payment Date and who have each delivered to Euroclear or Clearstream Banking, as the case may be, a certificate in the form set forth in Exhibit A to this Indenture. If such Interest Payment Date occurs on or after the Exchange Date, Euroclear or Clearstream Banking, as the case may be, following the receipt of such certificate shall exchange, in accordance with the procedures hereinabove provided, the portion of the temporary Global Security that relates to such certificate for definitive Securities (which, in the absence of instructions to the contrary, shall be an interest in a permanent Global Security). Any interest so received by Euroclear and Clearstream Banking and not paid as herein provided shall be returned to the Trustee or the applicable paying agent immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 5.03.

         SECTION 2.09. Transfer and Exchange of Global Securities. (a) A Global Security may be transferred, in whole but not in part, only to another nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary.

         (b) If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for any series of Securities or if at any time the Depositary for such series shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or any other applicable U.S. or foreign statute or regulation, and a successor Depositary for such securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the Company will execute, and, subject to Articles Two and Three, the Trustee, upon written notice from the Company, will authenticate and deliver the Securities of such series in definitive registered form without Coupons (in the case of a registered form Global Security) or in bearer form either with or without Coupons, as specified by the Company (in the case of a bearer form Global Security), in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security. In addition, the Company may at any time determine that the Securities of any series shall no longer be represented by a Global Security. In such event the Company will execute, and subject to Section 2.05, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver the Securities of such series in definitive registered form without Coupons (in the case of a registered form Global Security) or in bearer form either with or without Coupons, as specified by the Company (in the case of a bearer form Global Security), in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security for such series in exchange for such Global Security. Such Securities in definitive registered form issued in exchange for the Global Security shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Depositary, for delivery to the persons in whose names such Securities are so registered.

                                  ARTICLE THREE
                               ISSUE OF SECURITIES

         SECTION 3.01. Authentication, Delivery and Dating. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any Coupons appertaining thereto, executed by the Company to the Trustee for authentication. The Trustee shall thereupon authenticate and deliver such Securities to or upon the written order of the Company, signed by its Chairman of the Board of Directors, its President, any Vice Chairman, the Chief Financial Officer, the Chief Accounting Officer, the Controller, the Treasurer, any Deputy Treasurer, any Assistant Treasurer, the General Counsel, the Deputy General Counsel or any Vice President, without any further action by the Company; provided, however, that, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States or its possessions; and provided further that a Bearer Security may be delivered in connection with its original issuance only if the person entitled to receive such Bearer Security shall have delivered to the Trustee, or such other person as shall be specified in a temporary Global Security delivered pursuant to Section 2.08, a certificate in the form required by Section 2.08. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 10.02) shall be fully protected in relying upon:

         (a) a Board Resolution relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, certified by the Secretary or an Assistant Secretary of the Company;

         (b) an executed supplemental indenture, if any;

         (c) an Officers' Certificate; and

         (d) an Opinion of Counsel prepared in accordance with Section 15.03, which shall also state:

                  (1) that the form and terms of such Securities have been established by or pursuant to one or more Board Resolutions, by a supplemental indenture as permitted by Section 13.01(e), or by both such resolution or resolutions and such supplemental indenture, in conformity with the provisions of this Indenture;

                  (2) that the supplemental indenture, if any, when executed and delivered by the Company and the Trustee, will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and will be entitled to the benefits of this Indenture;

                  (4) that the Company has the corporate power to issue such Securities, and has duly taken all necessary corporate action with respect to such issuance;

                  (5) that the issuance of such Securities will not contravene the charter or by-laws of the Company or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement by which the Company is bound and under which long-term debt of the Company as reflected in its latest financial statements on file with the Securities and Exchange Commission is outstanding; and

                  (6) that all requirements of this Indenture applicable to the Company in respect of the execution and delivery by the Company of such Securities and of such supplemental indenture, if any, have been complied with and that, assuming (a) all requisite corporate authorization on the part of the Trustee, (b) continued compliance by the Trustee with the terms of the Indenture specifically applicable to the Trustee, and (c) due authentication and delivery of such Securities by the Trustee, the execution and delivery of such supplemental indenture, if any, will not violate the terms of this Indenture, and that, other than compliance with federal and state securities laws, no authorization, approval or consent by any regulatory or statutory or other public authority is required in connection with the execution and delivery of such supplemental indenture or for the creation, issuance, authentication and delivery of the Securities pursuant to this Indenture.

         The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Notwithstanding the provisions of Section 2.02 and of this Section 3.01, if all the Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate or supplemental indenture otherwise required pursuant to Section 2.02 or the written order of the Company, Officers' Certificate and Opinion of Counsel required pursuant to this Section 3.01 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued.

                                  ARTICLE FOUR
                     REDEMPTION OF SECURITIES; SINKING FUND

         SECTION 4.01. Rights of Redemption. Redemption of Securities (other than pursuant to a sinking fund or analogous provision) permitted by the terms of any series of Securities shall be made in accordance with such terms and
Section 4.02; provided, however, that if any such terms of a series of Securities shall conflict with any provision of this Article, the terms of such series shall govern.

         SECTION 4.02. Notices of Redemption. The election of the Company to redeem any Securities of any series shall be evidenced by or pursuant to a Board Resolution. If the Company shall elect to redeem the Securities of any series in whole or in part as aforesaid, it shall fix a date for redemption and give notice pursuant to Section 1.02 of its election so to redeem at least 30 days prior to the redemption date. Such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York and, if the Securities of such series are then listed on any stock exchange and such stock exchange shall so require, in any other required city outside the United States, or, if not practicable, elsewhere in Europe on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice.

         Each notice of redemption shall state such election on the part of the Company, the Redemption Date and place of payment of the Securities, together in the case of Bearer Securities with all remaining Coupons appertaining thereto, if any, to be redeemed and the Redemption Price and that the Securities designated in such notice for redemption are required to be presented on or after such Redemption Date, together in the case of Bearer Securities with all remaining Coupons appertaining thereto, if any, and at such place for payment and that interest to the Redemption Date on the Securities and portions of Securities called for redemption will be paid as specified in said notice and shall cease to accrue thereon on such date. If less than all the outstanding Securities of a series are to be redeemed, the notice shall also designate the Securities or portions of Securities that are to be redeemed. If any Security is to be redeemed in part only, the notice shall also state that upon presentation of such Security on or after the Redemption Date at said place, such Security will be cancelled and a new Security or Securities of the same series, in an aggregate principal amount equal to the unredeemed portion of such Security, will be issued and delivered without charge to the Holder; provided, however, that if a Global Security is so cancelled, the new Global Security will be in an aggregate principal amount equal to the unredeemed portion of the Global Security so cancelled.

         Notice of redemption having been so given, the Securities and portions of Securities to be redeemed shall on the Redemption Date specified in such notice become due and payable at the applicable Redemption Price, together with interest accrued thereon to the Redemption Date, and from and after the Redemption Date so specified (unless the Company shall default in the payment of the Redemption Price of such Securities or any such accrued interest), interest on such Securities and portions of Securities shall cease to accrue, and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void, and upon presentation of such Securities, together in the case of Bearer Securities with all remaining Coupons appertaining thereto, if any, at said place of payment and redemption in accordance with said notice, such Securities and portions of Securities shall be paid by the Company at the applicable Redemption Price, together with interest accrued to the Redemption Date; provided that the installment of interest on Registered Securities whose Stated Maturity is on the Redemption Date shall be payable to the Holders of such Securities registered as such at the close of business on the applicable Record Date, subject to the provisions of Section 2.01 and provided further, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 2.02, only upon presentation and surrender of Coupons for such interest.

         If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any paying agent harmless. If thereafter the Securityholder of such Security shall surrender to the Trustee or any paying agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Securityholder shall be entitled to receive the amount so deducted; provided, however, that interest represented by Coupons shall be payable only at an office or agency located outside the United States and its possessions and, unless otherwise specified as contemplated by Section 2.02, only upon presentation and surrender of those Coupons, and provided further, that if the interest on such Coupons is calculated on a floating interest rate, all Coupons maturing after the Redemption Date not accompanying Bearer Securities surrendered for redemption shall be null and void.

         If the Company shall at any time elect to redeem less than all the Securities of a series then outstanding, it shall at least 45 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee of the principal amount of Securities to be redeemed, and thereupon the Trustee shall select, in such manner as the Trustee shall deem appropriate and fair, the Securities (or portions thereof) of such series to be redeemed. Unless otherwise provided in the Officers' Certificate or Supplemental Indenture provided for in Section 2.02, no Security of a denomination of $1,000 shall be redeemed in part and Securities may be redeemed in part only in integral multiples of $1,000. The Trustee shall, as soon as practical, notify the Company in writing of the Securities and portions of Securities so selected.

         SECTION 4.03. Applicability of Sinking Fund. Redemption of Securities permitted or required pursuant to a sinking fund for the retirement of Securities of a series by the terms of such series of Securities shall be made in accordance with such terms of such series of Securities and this Article; provided, however, that if any such terms of a series of Securities shall conflict with any provision of this Article, the terms of such series shall govern.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "Mandatory Sinking Fund Payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "Optional Sinking Fund Payment." If provided for by the terms of Securities of any series, the cash amount of any Mandatory Sinking Fund Payment may be subject to reduction as provided in Section 4.04.

         SECTION 4.04. Mandatory Sinking Fund Obligation. The Company may, at its option, satisfy any Mandatory Sinking Fund Payment obligation, in whole or in part, with respect to a particular series of Securities by (1) delivering to the Trustee outstanding Securities of such series in transferable form, together with, in the case of Bearer Securities, all unmatured Coupons appertaining thereto, theretofore purchased or otherwise acquired by the Company or redeemed at the election of the Company pursuant to Section 4.01 or (2) receiving credit for Securities of such series (not previously so credited) acquired by the Company and theretofore delivered to the Trustee for cancellation. The Trustee shall credit such Mandatory Sinking Fund Payment obligation with an amount equal to the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such Mandatory Sinking Fund Payment shall be reduced accordingly. If the Company shall elect to so satisfy any Mandatory Sinking Fund Payment obligation, it shall deliver to the Trustee not less than 45 days prior to the relevant sinking fund payment date a written notice signed on behalf of the Company by its Chairman of the Board of Directors, its President, any Vice Chairman, the Chief Financial Officer, the Chief Accounting Officer, the Controller, the Treasurer, any Deputy Treasurer, any Assistant Treasurer, the General Counsel, the Deputy General Counsel or any Vice President which shall designate the Securities (and portions thereof, if any) so delivered or credited and which shall be accompanied by such Securities (to the extent not theretofore delivered and cancelled) in transferable form. In case of the failure of the Company, at or before the time so required, to give such notice and deliver such Securities the Mandatory Sinking Fund Payment obligation shall be paid entirely in funds.

         SECTION 4.05. Optional Redemption At Sinking Fund Redemption Fund Price. In addition to the sinking fund requirements of Section 4.04, to the extent, if any, provided for by the terms of a particular series of Securities, the Company may, at its option, make an Optional Sinking Fund Payment with respect to such Securities. Unless otherwise provided by such terms, (a) to the extent that the right of the Company to make such Optional Sinking Fund Payment shall not be exercised in any year, it shall not be cumulative or carried forward to any subsequent year, and (b) such optional payment shall operate to reduce the amount of any Mandatory Sinking Fund Payment obligation as to Securities of the same series. If the Company intends to exercise its right to make such optional payment in any year it shall deliver to the Trustee not less than 45 days prior to the relevant sinking fund payment date a certificate signed by its Chairman of the Board of Directors, its President, any Vice Chairman, the Chief Financial Officer, the Chief Accounting Officer, the Controller, the Treasurer, any Deputy Treasurer, any Assistant Treasurer, the General Counsel, the Deputy

General Counsel or any Vice President stating that the Company will exercise such optional right, and specifying the amount which the Company will pay on or before the next succeeding sinking fund payment date. Such certificate shall also state that no default has occurred and is continuing.

         SECTION 4.06. Application of Sinking Fund Payments. If the sinking fund payment or payments made in funds pursuant to either Sections 4.04 or 4.05 with respect to a particular series of Securities plus any unused balance of any preceding sinking fund payments made in funds with respect to such series shall exceed $50,000 (or a lesser sum if the Company shall so request, or such equivalent sum as set forth in the Officers' Certificate or supplemental indenture provided for in Section 2.02 for Securities denominated other than in U.S. dollars), it shall be applied by the Trustee on the sinking fund payment date next following the date of such payment, unless the date of such payment shall be a sinking fund payment date, in which case such payment shall be applied on such sinking fund payment date, to the redemption of Securities of such series at the redemption price specified in Section 4.03. The Trustee shall select, in the manner provided in Section 4.02, for redemption on such sinking fund payment date, a sufficient principal amount of Securities of such series to absorb said funds, as nearly as may be, and shall, at the expense and in the name of the Company, thereupon cause notice of redemption of the Securities to be given in substantially the manner provided in Section 4.02 for the redemption of Securities in part at the option of the Company, except that the notice of redemption shall also state that the Securities are being redeemed for the sinking fund. Any sinking fund moneys not so applied by the Trustee to the redemption of Securities of such series shall be added to the next sinking fund payment received in funds by the Trustee and, together with such payment, shall be applied in accordance with the provisions of this Section 4.06. Any and all sinking fund moneys held by the Trustee on the last sinking fund payment date with respect to Securities of such series, and not held for the payment or redemption of particular Securities of such series, shall be applied by the Trustee to the payment of the principal of the Securities of such series at maturity.

         On or prior to each sinking fund payment date, the Company shall pay to the Trustee a sum equal to all interest accrued to the date fixed for redemption on Securities to be redeemed on such sinking fund payment date pursuant to this
Section 4.06.

         The Trustee shall not redeem any Securities of a series with sinking fund moneys or mail or provide any notice of redemption of Securities of such series by operation of the sinking fund during the continuance of a default in payment of interest on any Securities of such series or of any Default (other than a default occurring as a consequence of this paragraph) of which the Trustee has actual knowledge, except that if the notice of redemption of any Securities of such series shall theretofore have been mailed in accordance with the provisions hereof, the Trustee shall redeem such Securities if funds sufficient for that purpose shall be deposited with the Trustee in accordance with the terms of this Article Four. Except as aforesaid, any moneys in the sinking fund at the time any such Default shall occur and any moneys thereafter paid into the sinking fund shall, during the continuance of such Default, be held as security for the payment of all the Securities of such series; provided, however, that in case such Default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next sinking fund payment date on which such moneys are required to be applied pursuant to the provisions of this Section 4.06.

                                  ARTICLE FIVE
                            COVENANTS OF THE COMPANY

         The Company hereby covenants and agrees as follows:

         SECTION 5.01. Payment of Principal, Premium and Interest. The Company will duly and punctually pay the principal of and premium, if any, on each of the Securities, and the interest which shall have accrued thereon, at the dates and place and in the manner provided in the Securities, any Coupons appertaining thereto and in this Indenture. Unless otherwise specified as contemplated by
Section 2.02 with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity shall be payable only outside the United States and its possessions upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature.



         SECTION 5.02. Maintenance of Office or Agency. As long as any of the Securities shall remain outstanding, the Company will maintain an office or agency in the Borough of Manhattan, The City of New York, where Securities (other than Bearer Securities, except as provided below) may be presented for payment, exchange and registration of transfer as in this Indenture provided and where notices and demands to or upon the Company in respect of this Indenture and of the Securities, whether registered or bearer, may be served. The Company will from time to time give written notice to the Trustee of the location of such office or agency and of any change in the location thereof. In case the Company shall fail to maintain any such office or agency or to give such notice of its location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Principal Office of the Trustee. The Company hereby initially designates the Principal Office of the Trustee as its office or agency for all the above purposes.



         If Securities of a series may be issuable as Bearer Securities, the Company will maintain subject to any laws or regulations applicable thereto, in a place of payment for that series which is located outside the United States, an office or agency where Securities of that series and related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series); provided, however, that if the Securities of that series are listed on a stock exchange located outside the United States and its possessions and the rules of such stock exchange shall so require, the Company will maintain a paying agent for the Securities of that series in each city located outside the United States, as required by the rules and regulations of such stock exchange, so long as the Securities of that series are listed on such exchange. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations, and surrenders of Securities of that series may be made and notices and demands may be made or served at the Principal Office of the Trustee, except that Bearer Securities of that series and the related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series) at the place specified for the purpose as contemplated by Section 2.02, and the Company hereby appoints the Trustee as its agent to receive such respective presentations, surrenders, notices and demands.



         Except as otherwise provided in the form of Bearer Security of any particular series pursuant to the provisions of this Indenture, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or its possessions or by check mailed to any address in the United States or its possessions or by transfer to an account maintained with a bank located in the United States or its possessions; provided, however, payment of principal of and any premium and interest denominated in U.S. dollars (including additional amounts payable in respect thereof) on any Bearer Security may be made at an office or agency of, and designated by, the Company located in the United States or its possessions if (but only if) payment of the full amount of such principal, premium, interest or additional amounts in U.S. dollars at all offices outside the United States or its possessions maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or similar restrictions. Unless otherwise provided as contemplated by Section 2.02 with respect to any series of Securities, at the option of the Securityholder of any Bearer Security or related Coupon, payment may be made by check in the currency designated for such payment pursuant to the terms of such Bearer Security presented or mailed to an address outside the United States or by transfer to an account in such currency maintained by the payee with a bank located outside the United States.


         SECTION 5.03. Money for Security Payments to Be Held in Trust. If the Company shall at any time act as its own paying agent with respect to any series of Securities, then, on or before the date on which the principal of and premium, if any, or interest on any of the Securities of that series and any appurtenant Coupons, by their terms or as a result of the calling thereof for redemption shall become payable, the Company will set apart and segregate and hold in trust for the benefit of the Holders of such Securities a sum sufficient to pay such principal and premium, if any, or interest which shall have so become payable and will notify the Trustee of its failure to act in that regard and of any failure by the Company or any other obligor upon the Securities of that series to make any such payment. If the Company shall appoint, and at the time have, a paying agent for the payment of the principal of and premium, if any, or interest on any series of Securities and any appurtenant Coupons, then, on or before the date on which the principal of and premium, if any, or interest on any of the Securities of that series and any appurtenant Coupons, shall become payable as aforesaid, whether by their terms or as a result of the calling thereof for redemption, the Company will pay to such paying agent a sum sufficient to pay such principal and premium, if any, or interest, to be held in trust for the benefit of the Holders of such Securities. If such paying agent shall be other than the Trustee, the Company will cause such paying agent to execute and deliver to the Trustee an instrument in which such paying agent shall agree with the Trustee, subject to the provisions of this Section 5.03, (1) that such paying agent shall hold all sums held by such paying agent for the payment of the principal of and premium, if any, or interest on the Securities of that series and any appurtenant Coupons, in trust for the benefit of the Holders of such Securities until such sums shall be paid to the Holder of such Securities or otherwise disposed of as herein provided; (2) that such paying agent shall give to the Trustee notice of any default by the Company or any other obligor upon the Securities of that series in the making of any payment of the principal of and premium, if any, or interest on the Securities of that series and any appurtenant Coupons, when the same shall have become due and payable; and (3) that such paying agent shall, at any time during the continuance of any such default, upon the written request of the Trustee, deliver to the Trustee all sums so held in trust by it.

         Anything in this Section 5.03 to the contrary notwithstanding, the Company may at any time, for the purpose of obtaining a release or satisfaction of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it or by any paying agent other than the Trustee as required by this Section 5.03, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such paying agent.

         Any money deposited with the Trustee or any paying agent, or then held by the Company, in trust for the payment of the principal of and any premium or interest on any Securities of any series or Coupons appertaining thereto and remaining unclaimed for two years after such principal and any premium or interest has become due and payable shall be paid to the Company on request by the Company, or (if then held by the Company) shall be discharged from such trust; and the holder of such Securities or any Coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such paying agent with respect to such trust money and all liability of the Company as trustee thereof shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment, may at the expense of the Company mail to Holders of Registered Securities or cause to be published once, in a newspaper of general circulation in each place of payment, or both, a notice that such money remains unclaimed and that after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 5.04. Statement as to Compliance. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by any Vice Chairman, the Chief Financial Officer, the Chief Accounting Officer, the Controller, the Treasurer, any Deputy Treasurer or any Assistant Treasurer of the Company, stating that:

         (a) a review of the activities of the Company during such year with regard to its compliance with this Indenture has been made under such officer's supervision; and

         (b) to the best of such officer's knowledge, based on such review, the Company has fulfilled all its obligations under Sections 5.01 to 5.03 of this Indenture throughout such year, or, if there has been a default (without regard to periods of grace or notice requirements) in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

                                   ARTICLE SIX
                     REMEDIES OF TRUSTEE AND SECURITYHOLDERS

         SECTION 6.01. Events of Default. The term "Event of Default" as used in this Indenture with respect to Securities of any series shall mean one of the following described events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless it is either inapplicable to a particular series or it is specifically deleted or modified in the supplemental indenture, if any, under which such series of Securities is issued:

         (a) the entry by a court having jurisdiction in the premises of a decree or order for relief in respect of the Company in an involuntary case under the Federal bankruptcy code, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for substantially all of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days;

         (b) the commencement by the Company of a voluntary case under the Federal bankruptcy code, as now or hereafter constituted, or any other applicable Federal or State bankruptcy laws, insolvency or other similar law now or hereafter in effect, or the consent by the Company to the entry of an order for relief in an involuntary case under any such law, or the consent by the Company to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or similar official) of the Company or for substantially all of its property, or the making by it of an assignment for the benefit of creditors; or

         (c) the occurrence of any other Event of Default with respect to Securities of such series as provided in a supplemental indenture, Board Resolution or Officers' Certificate applicable to such series of Securities.

         SECTION 6.02. Acceleration of Maturity. If any one or more of the above-described Events of Default shall happen with respect to Securities of any series at the time outstanding, then, and in each and every such case, during the continuance of any such Event of Default, the Trustee or the Holders of 25% or more in principal amount of the Securities of such series then outstanding may declare the principal (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of such series then outstanding, if not then due and payable, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by such Holders), and upon any such declaration the same shall become and be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding. This provision, however, is subject to the condition that, if at any time after the principal of all the Securities of such series shall have been so declared to be due and payable, all arrears of interest, if any, upon all the Securities of such series (with interest, to the extent that interest thereon shall be legally enforceable, on any overdue installment of interest at the rate borne by the Securities of such series) and all amounts owing the Trustee and any predecessor trustee hereunder under
Section 10.01(a) and all other sums payable under this Indenture (except the principal of the Securities of such series which would not be due and payable were it not for such declaration), shall be paid by the Company, and every other Default under this Indenture, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, shall have been made good to the reasonable satisfaction of the Trustee or of the Holders of a majority in principal amount of the Securities of such series then outstanding, or provision deemed by the Trustee or by such Holders to be adequate therefor shall have been made, then and in every such case the Holders of a majority in principal amount of the Securities of such series then outstanding may, on behalf of the Holders of all the Securities of such series, waive the Event of Default by reason of which the principal of the Securities of such series shall have been so declared to be due and payable and may rescind and annul such declaration and its consequences; but no such waiver, rescission or annulment shall extend to or affect any subsequent Default or impair any right consequent thereon. Any declaration by the Trustee pursuant to this Section 6.02 shall be by written notice to the Company, and any declaration or waiver by the

Holders of Securities of any series pursuant to this Section 6.02 shall be by written notice to the Company and the Trustee.

         SECTION 6.03. Collection of Indebtedness and Suits for Enforcement by Trustee. If the Company shall fail for a period of 30 days to pay any installment of interest on the Securities of any series or shall fail to pay the principal of and premium, if any, on any of the Securities of such series when and as the same shall become due and payable, whether at maturity, or by call for redemption (otherwise than pursuant to a sinking fund) by declaration as authorized by this Indenture, or otherwise, or shall fail for a period of 30 days to make any sinking fund payment as to a series of Securities, then, upon demand of the Trustee, the Company will pay to the Trustee for the benefit of the Holders of Securities of such series or Coupons appertaining thereto, then outstanding the whole amount which then shall have become due and payable on any such Security or Coupon, with interest on the overdue principal and premium, if any, and (so far as the same may be legally enforceable) on the overdue installments of interest at the rate borne by the Securities of such series, and all amounts owing the Trustee and any predecessor trustee hereunder under
Section 10.01(a).

         In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceeding at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor upon the Securities of such series, and collect the moneys adjudged or decreed to be payable out of the property of the Company or any other obligor upon the Securities of such series, wherever situated, in the manner provided by law. Every recovery of judgment in any such action or other proceeding, subject to the payment to the Trustee of all amounts owing the Trustee and any predecessor trustee hereunder under Section 10.01(a), shall be for the ratable benefit of the Holders of such series of Securities which shall be the subject of such action or proceeding. All rights of action upon or under any of the Securities or Coupons or this Indenture may be enforced by the Trustee without the possession of any of the Securities or Coupons and without the production of any thereof at any trial or any proceeding relative thereto.

         If a Default with respect to any series of Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture, or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 6.04. Trustee to File Claims As Attorney-In-Fact. The Trustee is hereby appointed, and each and every Holder of the Securities and Coupons, by receiving and holding the same, shall be conclusively deemed to have appointed the Trustee, the true and lawful attorney-in-fact of such Holder, with authority to make or file (whether or not the Company shall be in default in respect of the payment of the principal of, or interest on, any of the Securities), in its own name and as trustee of an express trust or otherwise as it shall deem advisable, in any receivership, insolvency, liquidation, bankruptcy, reorganization or other judicial proceeding relative to the Company or any other obligor upon the Securities or to their respective creditors or property, any and all claims, proofs of claim, proofs of debt, petitions, consents, other papers and documents and amendments of any thereof, as may be necessary or advisable in order to have the claims of the Trustee and any predecessor trustee hereunder and of the Holders of the Securities allowed in any such proceeding and to collect and receive any moneys or other property payable or deliverable on any such claim, and to execute and deliver any and all other papers and documents and to do and perform any and all other acts and things, as it may deem necessary or advisable in order to enforce in any such proceeding any of the claims of the Trustee and any predecessor trustee hereunder and of any of such Holders in respect of any of the Securities; and any receiver, assignee, trustee, custodian or debtor in any such proceeding is hereby authorized, and each and every taker or Holder of the Securities, by receiving and holding the same, shall be conclusively deemed to have authorized any such receiver, assignee, trustee, custodian or debtor, to make any such payment or delivery only to or on the order of the Trustee, and to pay to the Trustee any amount due it and any predecessor trustee hereunder under Section 10.01(a); provided, however, that nothing herein contained shall be deemed to authorize or empower the Trustee to consent to or accept or adopt, on behalf of any Holder of Securities or Coupons, any plan of reorganization or readjustment of the Company affecting the Securities or the rights of any Holder thereof, or to authorize or empower the Trustee to vote in respect of the claim of any Holder of any Securities in any such proceeding.

         SECTION 6.05. Application of Money Collected. Any moneys collected by the Trustee with respect to a series of Securities under this Article Six shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

         First: To the payment of all amounts due to the Trustee and any predecessor trustee hereunder under Section 10.01(a).

                  Second: Subject to Article Fourteen, in case the principal of the outstanding Securities of such series and Coupons appertaining thereto shall not have become due and be unpaid, to the payment of interest on the Securities of such series and Coupons appertaining thereto, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by such Securities, such payments to be made ratably to the persons entitled thereto.

                  Third: Subject to Article Fourteen, in case the principal of the outstanding Securities of such series shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of such series for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Securities of such series, and in case such moneys shall be insufficient to pay in full the whole amounts so due and unpaid upon the Securities of such series, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest.

         SECTION 6.06. Control by Holders; Waiver of Past Default. The Holders of a majority in principal amount of the Securities of any series at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee hereunder, or of exercising any trust or power hereby conferred upon the Trustee with respect to the Securities of such series; provided, however, that, subject to the provisions of Sections 10.01 and 10.02, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken or would be unduly prejudicial to Holders not joining in such direction or would involve the Trustee in personal liability. Prior to any declaration accelerating the maturity of the Securities of any series, the Holders of a majority in aggregate principal amount of such series of Securities at the time outstanding may on behalf of the Holders of all of the Securities of such series waive any past default hereunder and its consequences except a default not theretofore cured in the payment of interest or any premium on or the principal of the Securities of such series or in respect of any covenant or provision hereof which under Article Thirteen cannot be modified or waived without the consent of the Holder of each outstanding Security of each series affected thereby. Upon any such waiver the Company, the Trustee and the Holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Whenever any default hereunder shall have been waived as permitted by this Section 6.06, said default shall for all purposes of the Securities of such series and this Indenture cease to exist, and any Default or Event of Default arising therefrom shall be deemed to have been cured and to be not continuing.

         SECTION 6.07. Limitation on Suits; Default. No Holder of any Security of any series or any related Coupons shall have any right to institute any action, suit or proceeding at law or in equity for the execution of any trust hereunder or for the appointment of a receiver or for any other remedy hereunder, in each case with respect to a Default with respect to such series of Securities, unless such Holder previously shall have given to the Trustee written notice of the happening of one or more of the Defaults herein specified with respect to such series of Securities, and unless also the Holders of 25% in principal amount of the Securities of such series then outstanding shall have requested the Trustee in writing to take action in respect of the matter complained of, and unless also there shall have been offered to the Trustee security and indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after receipt of such notification, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; and such notification, request and offer of indemnity are hereby declared in every such case to be conditions precedent to any such action, suit or proceeding by any Holder of any Security of such series; it being understood and intended that no one or more of the Holders of Securities of such series shall have any right in any manner whatsoever by his or their action to enforce any right hereunder, except in the manner herein provided, and that every action, suit or proceeding at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal and ratable benefit of all Holders of the outstanding Securities of such series; provided, however, that nothing contained in this Indenture or in the Securities of such series shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and premium, if any, and interest on the Securities of such series or Coupons appertaining thereto to the respective Holders of such Securities or Coupons at the respective due dates in such Securities stated, or affect or impair the right, which is also absolute and unconditional, of such Holders to institute suit to enforce the payment thereof.

         The following events shall be "Defaults" with respect to any series of Securities under this Indenture:

         (a) an Event of Default with respect to such series specified in
Section 6.01; or

         (b) the failure of the Company to pay any installment of interest on any Security of such series, when and as the same shall become payable, which failure shall have continued unremedied for a period of 30 days; or

         (c) the failure of the Company to pay the principal of (and premium, if any, on) any Security of such series, when and as the same shall become payable, whether at maturity as therein expressed, by call for redemption (otherwise than pursuant to a sinking fund), by declaration as authorized by this Indenture or otherwise, whether or not permitted by Article Fourteen; or

         (d) the failure of the Company to pay a sinking fund installment, if any, when and as the same shall become payable by the terms of a Security of such series, which failure shall have continued unremedied for a period of 30 days, whether or not permitted by Article Fourteen; or

         (e) the failure of the Company, subject to the provisions of Section 15.01, to observe and perform any other of the covenants or agreements on the part of the Company contained in this Indenture (including any indenture supplemental hereto) (other than a covenant or agreement which has been expressly included in this Indenture solely for the benefit of a series of Securities other than that series), which failure shall not have been remedied to the satisfaction of the Trustee, or without provision deemed by the Trustee to be adequate for the remedying thereof having been made, for a period of 90 days after written notice shall have been given to the Company by the Trustee or shall have been given to the Company and the Trustee by Holders of 25% or more in aggregate principal amount of the Securities of such series then outstanding, specifying such failure and requiring the Company to remedy the same; or

         (f) any other Default provided with respect to Securities of that series.

         SECTION 6.08. Costs and Attorneys' Fees in Legal Proceedings. All parties to this Indenture and the Holders of the Securities agree that the court may in its discretion require, in any action, suit or proceeding for the enforcement of any right or remedy under this Indenture, or in any action, suit or proceeding against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such action, suit or proceeding of an undertaking to pay the costs of such action, suit or proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such action, suit or proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section 6.08 shall not apply to any action, suit or proceeding instituted by the Trustee, to any action, suit or proceeding instituted by any one or more Holders of Securities holding in the aggregate more than 10% in principal amount of the Securities or Coupons outstanding, or to any action, suit or proceeding instituted by any Holder of Securities or Coupons for the enforcement of the payment of the principal of or premium, if any, or the interest on, any of the Securities or Coupons, on or after the respective due dates expressed in such Securities or Coupons.

         SECTION 6.09. Remedies Cumulative. Except as provided in the last sentence of Section 2.06, no remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities of any series or Coupons is intended to be exclusive of any other remedy or remedies, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of the Trustee or of any Holder of the Securities of any series or Coupons to exercise any right or power accruing upon any Default shall impair any such right or power or shall be construed to be a waiver of any such Default or an acquiescence therein; and every power and remedy given by this Article Six to the Trustee and to the Holders, respectively, may be exercised from time to time and as often as may be deemed expedient by the Trustee or by the Holders, as the case may be. In case the Trustee or any Holder of Securities or Coupons shall have proceeded to enforce any right under this Indenture and the proceedings for the enforcement thereof shall have been discontinued or abandoned because of waiver or for any other reason or shall have been adjudicated adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall severally and respectively be restored to their former positions and rights hereunder and thereafter all rights, remedies and powers of the Trustee and the Holders shall continue as though no such proceedings had been instituted, except as to any matters so waived or adjudicated.

         SECTION 6.10. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no law had been enacted.


                                  ARTICLE SEVEN
                         CONCERNING THE SECURITYHOLDERS

         SECTION 7.01. Acts of Holders. Whenever in this Indenture it is provided that the Holders of a specified percentage or a majority in aggregate principal amount of the Securities or of any series of Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified percentage or majority have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of the Holders of Securities voting in favor thereof at any meeting of Securityholders duly called and held in accordance with the provisions of Article Eight, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Securityholders.

         SECTION 7.02. Proof of Execution of Instrument and Holding of Securities. Proof of the execution of any instrument by a Securityholder or his agent or proxy and proof of the holding by any person of any of the Securities shall be sufficient if made in the following manner:

         The fact and date of the execution by any person of any such instrument may be proved (a) by the certificate of any notary public or other officer in any jurisdiction who, by the laws thereof, has power to take acknowledgments or proof of deeds to be recorded within such jurisdiction, that the person who signed such instrument did acknowledge before such notary public or other officer the execution thereof, or (b) by the affidavit of a witness of such execution sworn to before any such notary or other officer. Where such execution is by a person acting in other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

         The ownership of Registered Securities shall be proved by the register of such Securities or by a certificate of the registrar thereof.

         The principal amount and serial numbers of Bearer Securities held by any person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as Depositary, by any trust company, bank or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.

         The fact and date of execution of any such instrument or writing, the authority of the person executing the same and the principal amount and serial numbers of Bearer Securities held by the person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

         The Trustee may accept such other proof or may require such additional proof of any matter referred to in this Section 7.02 as it shall deem appropriate or necessary.

         SECTION 7.03. Securities Owned by Company or Other Obligor. In determining whether the Holders of the requisite principal amount of the Securities have concurred in any direction, request, waiver or consent under this Indenture, Securities which are owned by the Company or by any other obligor on the Securities or by any person directly or indirectly controlling, or controlled by, or under direct or indirect common control with, the Company or any such other obligor shall be disregarded, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, request, waiver or consent, only Securities which the Trustee knows are so owned shall be disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section
7.03 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not a person directly or indirectly controlling, or controlled by, or under direct or indirect common control with, the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

         In determining whether the Holders of the requisite principal amount of the outstanding Securities have given any direction, request, waiver or consent under this Indenture, the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.02.

         SECTION 7.04. Revocation by Holders of Consents to Action. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities or of any series of Securities specified in this Indenture in connection with such action, any Holder of a Security which is shown by the evidence to be included in the Securities the Holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.


                                  ARTICLE EIGHT
                            SECURITYHOLDERS' MEETINGS

         SECTION 8.01. Purposes of Meetings. A meeting of Securityholders may be called at any time and from time to time pursuant to the provisions of this Article Eight for any of the following purposes:

         (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default, and any Default or Event of Default arising therefrom, hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Six;

         (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Ten;

         (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 13.02; or

         (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

         SECTION 8.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Securityholders of all series that may be affected by the action proposed to be taken, to take any action specified in Section 8.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London, as the Trustee shall determine. Notice of every meeting of the Securityholders of a series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given in the manner provided in Section 1.02, not less than 20 nor more than 90 days prior to the date fixed for the meeting.

         SECTION 8.03. Call of Meetings by Company or Holders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the Holders of at least 10% in aggregate principal amount of the Securities of a series then outstanding that may be affected by the action proposed to be taken, shall have requested the Trustee to call a meeting of Securityholders of such series, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place in the Borough of Manhattan or London as they shall determine for such meeting and may call such meeting to take any action authorized in Section 8.01, by giving notice thereof as provided in Section 8.02.

         SECTION 8.04. Qualifications for Voting. To be entitled to vote at any meeting of Securityholders a person shall (a) be a Holder of one or more Securities of a series affected by the action proposed to be taken at the meeting or (b) be a person appointed by an instrument in writing as proxy by a Holder of one or more such Securities. The only persons who shall be entitled to be present or to speak at any meeting of

Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         SECTION 8.05. Regulations for Meeting. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 8.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

         Subject to the provisions of Section 7.03, at any meeting of Securityholders of a series each Securityholder of such series or such Securityholder's proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series outstanding held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities of such series held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders of such series. At any meeting of the Securityholders duly called pursuant to the provisions of Section 8.02 or 8.03 the presence of persons holding or representing Securities in an aggregate principal amount sufficient to take action upon the business for the transaction of which such meeting was called shall be necessary to constitute a quorum, and any such meeting may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

         SECTION 8.06. Voting. The vote upon any resolution submitted to any meeting of Securityholders of a series affected by the action proposed to be taken at the meeting shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts of the Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.02. The record shall show the principal amounts of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         SECTION 8.07. No Delay of Rights by Meeting. Nothing contained in this Article Eight shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders of any series or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders of such series under any of the provisions of this Indenture or of the Securities of such series.

                                  ARTICLE NINE
        REPORTS BY THE COMPANY AND THE TRUSTEE AND SECURITYHOLDERS LISTS

         SECTION 9.01. Reports by Trustee. (a) The Trustee shall transmit or otherwise make available to the Holders of Securities, as hereinafter provided, on or before May 15, 2002 and on or before May 15 in each year thereafter, a brief report as of the preceding March 15 as and to the extent required by
Section 313(a) of the Trust Indenture Act of 1939.

         (b) The Trustee shall transmit or otherwise make available to the Holders of Securities, as hereinafter provided, a brief report as and to the extent required by Section 313(b) of the Trust Indenture Act of 1939.

         (c) Each report pursuant to the provisions of this Section 9.01 shall be transmitted by mail as and to the extent required by Section 313(c) of the Trust Indenture Act of 1939.

         (d) The Trustee shall, at the time of the transmission to the Holders of Securities of any report pursuant to the provisions of this Section 9.01, file a copy of such report with each stock exchange upon which the Securities are listed and also with the Securities and Exchange Commission. The Company agrees to notify the Trustee when, as and if the Securities become listed on any stock exchange.

         Reports pursuant to this Section shall be transmitted by mail (1) to all Securityholders of Registered Securities, as their names and addresses appear in the security register and (2) to such Securityholders of Bearer Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose, and (3) except in the cases of reports under Section 313(b)(2) of the Trust Indenture Act, to each Holder of a Security of any series whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 9.03(b).

         The Company will reimburse the Trustee for all expenses incurred in the preparation and transmission of any report pursuant to the provisions of this
Section 9.01 and of Section 9.02.

         SECTION 9.02. Reports by Company. (a) The Company will file with the Trustee, within 30 days after the Company shall be required so to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports which the Company may be required to file with the Securities and Exchange Commission pursuant to the provisions of Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (or copies of such portions of any of the foregoing as the Securities and Exchange Commission may by rules and regulations prescribe); or, if the Company is not required to file information, documents or reports pursuant to the provisions of either of such Sections, then the Company will file with the Trustee and the Securities and Exchange Commission, in accordance with rules and regulations prescribed by the Securities and Exchange Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to the provisions of Section 13 of the Securities Exchange Act of 1934, in respect of a security listed and registered on a national securities exchange, as may be prescribed in such rules and regulations.

         (b) The Company will file with the Trustee and the Securities and Exchange Commission, in accordance with rules and regulations prescribed by the Securities and Exchange Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required by such rules and regulations.

         (c) The Company will transmit to the Holders of Registered Securities, and make available for inspection at the offices of its agents specified for such purpose, within 30 days after the filing thereof with the Trustee (unless some other time shall be fixed by the Securities and Exchange Commission), in the manner and to the extent provided in subdivision (c) of Section 9.01, such summaries of any information, documents and reports required to be filed by the Company pursuant to the provisions of subdivisions (a) and (b) of this Section
9.02 as may be required by rules and regulations prescribed by the Securities and Exchange Commission.

         SECTION 9.03. Securityholders List. (a) The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee:

                  (1) semi-annually, within 15 days after each Record Date, but in any event not less frequently than semi-annually, a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of Registered Securities to which such Record Date applies, as of such Record Date; and

                  (2) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee shall be the Security registrar, such list shall not be required to be furnished.

         (b) The Trustee will preserve, in as current form as is reasonably practicable, all information as to the names and addresses of Holders of Securities so furnished or caused to be furnished to it by the Company or received by it in its capacity as paying agent or Security registrar. The Trustee may (1) destroy any information furnished to it as provided in subdivision (a) of this Section 9.03 upon receipt of new similar information so furnished to it and (2) destroy any information received by it as paying agent or Security registrar, but not until 45 days after a subsequent interest payment shall have been made.

         (c) Within five business days after receipt by the Trustee of a written application by any three or more Holders of Securities stating that such Holders (hereinafter in this subdivision (c) called "such applicants") desire to communicate with other Holders of Securities with respect to their rights under this Indenture or under the Securities, and accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, and by reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, the Trustee will, at its election, either

                  (1) afford to such applicants access to all information furnished to, or received by, and preserved by, the Trustee pursuant to the provisions of this Section 9.03; or

                  (2) inform such applicants as to the approximate number of Holders of Securities according to the most recent information so furnished to, or received by, and preserved by, the Trustee, and as to the approximate cost of mailing to such Holders of Securities the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to all Holders of Registered Securities whose names and addresses are contained in the information so furnished to, or received by, and preserved by, the Trustee copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing, unless, within five days after such tender, the Trustee shall mail to such applicants, and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Securities and Exchange Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of the objections specified in the written statement so filed, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders of Securities with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         Each and every Holder of a Security, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of this subdivision (c), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under this subdivision
(c).


                                   ARTICLE TEN
                             CONCERNING THE TRUSTEE

         SECTION 10.01. Acceptance of Trusts Upon Specified Conditions. The Trustee accepts the trusts created by this Indenture upon the terms and conditions hereof, including the following, to all of which the parties hereto and the Holders from time to time of the Securities agree:

         (a) The Trustee shall be entitled to reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and such compensation, as well as the reasonable compensation of its counsel, and all other reasonable expenses, disbursements and advances incurred or made by the Trustee hereunder, the Company agrees to pay promptly on demand from time to time as such services shall be rendered and as such expenses shall be incurred. The Company also agrees to indemnify each of the Trustee and any predecessor trustee hereunder for, and to hold it harmless against, any loss, liability or expense incurred without its own negligence or bad faith, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder and the performance of its duties, as well as the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. As security for the performance of the obligations of the Company under this subdivision (a), the Trustee shall have a lien therefor on any moneys held by the Trustee hereunder prior to any rights therein of the Holders of the Securities. Notwithstanding any provisions of this Indenture to the contrary, the obligations of the Company to indemnify the Trustee under this Section 10.01(a) shall survive the resignation or removal of the Trustee or any satisfaction and discharge under Article Eleven.

         (b) The Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by its agents and attorneys and shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         (c) The Trustee shall not be responsible in any manner whatsoever for the correctness of the recitals contained herein or in the Securities (except its certificates of authentication thereon), all of which are made by the Company solely; and the Trustee shall not be responsible or accountable in any manner whatsoever for or with respect to the validity or execution or sufficiency of this Indenture or of the Securities (except its certificates of authentication thereon), and the Trustee makes no representation with respect thereto. The Trustee shall not be accountable for the use or application by the Company of any Securities, or the proceeds of any Securities, authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

         (d) The Trustee may consult with counsel, and, to the extent permitted by Section 10.02, the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by the Trustee hereunder in good faith and in accordance with such advice of counsel or Opinion of Counsel.

         (e) The Trustee, to the extent permitted by Section 10.02, may rely upon the certificate of the Secretary or one of the Assistant Secretaries of the Company as to the adoption of any resolution by the Board of Directors or stockholders of the Company, and any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by, and whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, offering or omitting any action hereunder, the Trustee may rely upon, an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed).

         (f) The Trustee or any agent of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 10.06 and 10.09, may otherwise deal with the Company with the same rights it would have had if it were not a Trustee or such agent.

         (g) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         (h) Any action taken by the Trustee pursuant to any provision hereof at the request or with the consent of any person who at the time is the Holder of any Security shall be conclusive and binding in respect of such Security upon all future Holders thereof or of any Security or Securities which may be issued for or in lieu thereof in whole or in part, whether or not such Security shall have noted thereon the fact that such request or consent had been made or given.

         (i) Subject to the provisions of Section 10.02, the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

         (j) Subject to the provisions of Section 10.02, the Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders of the Securities, pursuant to any provision of this Indenture, unless one or more of the Holders of the Securities shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by it therein or thereby.

         (k) Subject to the provisions of Section 10.02, the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within its discretion or within the rights or powers conferred upon it by this Indenture.

         (l) Subject to the provisions of the first paragraph of Section 10.02, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture or other paper or document.

         (m) Subject to the provisions of Section 10.02, the Trustee shall not be deemed to have knowledge or notice of any Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless the Holders of not less than 25% of the Outstanding Securities of any series notify the Trustee thereof.

         SECTION 10.02. Duties of Trustee in Case of Default. If one or more of the Defaults specified in Section 6.07 with respect to the Securities of any series shall have happened, then, during the continuance thereof, the Trustee shall, with respect to the Securities of such series, exercise such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         None of the provisions of this Indenture shall be construed as relieving the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that, anything in this Indenture contained to the contrary notwithstanding,

         (a) unless and until a Default specified in Section 6.07 with respect to the Securities of any series shall have happened which at the time is continuing,

                  (1) the Trustee undertakes to perform such duties and only such duties with respect to the Securities of that series as are specifically set out in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee, whose duties and obligations shall be determined solely by the express provisions of this Indenture; and

                  (2) the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, in the absence of bad faith on the part of the Trustee, upon certificates and opinions furnished to it pursuant to the express provisions of this Indenture; but in the case of any such certificates or opinions which, by the provisions of this Indenture, are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

         (b) the Trustee shall not be liable to any Holder of Securities or to any other person for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

         (c) the Trustee shall not be liable to any Holder of Securities or to any other person with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of Security Holders given as provided in Section 6.06, relating to the time, method and place of conducting any proceeding for any remedy available to it or exercising any trust or power conferred upon it by this Indenture.

         None of the provisions of this Indenture shall be construed as requiring the Trustee to expend or risk its own funds or otherwise to incur any personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         SECTION 10.03. Notice of Default. Within 90 days after the occurrence thereof, the Trustee shall give to the Holders of the Securities of a series, as provided in subdivision (c) of Section 9.01, notice of each Default with respect to the Securities of such series known to the Trustee, unless such Default shall have been cured before the giving of such notice (the term "Default" for the purposes of Section 10.01(m) and this Section 10.03 being hereby defined to be the events specified in Section 6.07, which are, or after notice or lapse of time or both would become, Defaults as defined in said Section); but, unless such Default be the failure to pay the principal of, or premium, if any, or interest on any of the Securities of such series or Coupons appertaining thereto when and as the same shall become payable, or to make any sinking fund payment as to Securities of the same series, the Trustee shall be protected in withholding such notice, if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities or Coupons.

         SECTION 10.04. Resignation of Trustee. The Trustee, or any successor to it hereafter appointed, may at any time resign and be discharged of the trusts hereby created with respect to any one or more or all series of Securities by giving to the Company notice in writing and by mailing notice thereof to the Holders of Securities of such series at their addresses as the same shall then appear in the register of the Company and, if Securities of such series are issuable as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each place of payment for the Securities of such series located outside the United States. Such resignation shall take effect upon the appointment of a successor Trustee and the acceptance of such appointment by such successor Trustee. Any Trustee hereunder may be removed with respect to any series of Securities at any time by the filing with such Trustee and the delivery to the Company of an instrument or instruments in writing signed by the Holders of a majority in principal amount of the Securities of such series then outstanding, specifying such removal and the date when it shall become effective.

         Upon its resignation or removal, any Trustee shall be entitled to the payment of reasonable compensation for the services rendered hereunder by such Trustee and to the payment of all reasonable expenses incurred hereunder and all moneys then due to it hereunder. The Trustee's rights to indemnification provided in Section 10.01(a) shall survive its resignation or removal.

         SECTION 10.05. Qualifications of Trustee. There shall at all times be a Trustee under this Indenture, and such Trustee shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, in good standing and having an office in the Borough of Manhattan, The City of New York, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal or State authority and which has a combined capital and surplus of not less than $25,000,000. For the purposes of this Section 10.05, the combined capital and surplus of any such Trustee shall be deemed to be the combined capital and surplus as set forth in the most recent report of its condition published by such Trustee, provided that such reports are published at least annually, pursuant to law or to the requirements of a Federal or State supervising or examining authority. If such Trustee or any successor shall at any time cease to have the qualifications prescribed in this Section 10.05, it shall promptly resign as Trustee hereunder. Neither the Company nor any person directly or indirectly controlling, controlled by or under common control with the Company shall serve as trustee upon the Securities.

         SECTION 10.06. Disqualification of Trustee. The Trustee shall be subject to the provisions of Section 310(b) of the Trust Indenture Act of 1939 during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act of 1939 with respect to the Securities of any series, there shall be excluded for purposes of the conflicting interest provisions of such Section 310(b) the Securities of every other series issued under this Indenture. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act of 1939.

         SECTION 10.07. Appointment of Trustee. In case at any time the Trustee shall resign, or shall be removed (unless the Trustee shall be removed as provided in Section 310(b)(iii) of the Trust Indenture Act of 1939, in which event the vacancy shall be filled as provided in said Section), or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or if any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation with respect to the Securities of one or more series, a successor Trustee with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any series) may be appointed by the Holders of a majority in principal amount of the Securities of that or those series then Outstanding, by an instrument or instruments in writing signed in duplicate by such Holders and filed, one original thereof with the Company and the other with the successor Trustee; but, until a successor Trustee shall have been so appointed by the Holders of Securities of that or those series as herein authorized, the Company by a resolution of its Board of Directors, or, in case all or substantially all the assets of the Company shall be in the possession of one or more custodians or receivers lawfully appointed, or of trustees in bankruptcy or reorganization proceedings (including a trustee or trustees appointed under the provisions of the Federal bankruptcy laws, as now or hereafter constituted), or of assignees for the benefit of creditors, such receivers, custodians, trustees or assignees, as the case may be, by an instrument in writing, shall appoint a successor Trustee with respect to the Securities of such series. Subject to the provisions of Sections 10.04, 10.05 and 10.06, upon the appointment as aforesaid of a successor Trustee with respect to the Securities of any series, the Trustee with respect to the Securities of such series shall cease to be Trustee hereunder. After any such appointment other than by the Holders of Securities of that or those series the person making such appoint ment shall forthwith cause notice thereof to be mailed to the Holders of Securities of such series at their addresses as the same shall then appear on the register of the Company; but any successor Trustee with respect to the Securities of such series so appointed shall, immediately and without further act, be superseded by a successor Trustee appointed by the Holders of Securities of such series in the manner above prescribed, if such appointment be made prior to the expiration of one year from the date of the mailing of such notice by the Company, or by such receivers, trustees or assignees.

         If any Trustee with respect to the Securities of one or more series shall resign because of conflict of interest as provided in Section 310(b)(i) of the Trust Indenture Act of 1939 and a successor Trustee shall not have been appointed by the Company or by the Holders of the Securities of such series or, if any successor Trustee so appointed shall not have accepted its appointment within 30 days after such appointment shall have been made, the resigning Trustee may apply to any court of competent jurisdiction for the appointment of a successor Trustee. If in any other case a successor Trustee shall not be appointed pursuant to the foregoing provisions of this Section 10.07 within three months after such appointment might have been made hereunder, the Holder of any Security of the applicable series or any retiring Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, in any such case, after such notice, if any, as such court may deem proper and prescribe, appoint a successor Trustee.

         Any successor Trustee appointed hereunder with respect to the Securities of one or more series shall execute, acknowledge and deliver to its predecessor Trustee and to the Company, or to the receivers, trustees, assignees or court appointing it, as the case may be, an instrument accepting such appointment hereunder, and thereupon such successor Trustee, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations with respect to such series of such predecessor Trustee with like effect as if originally named as Trustee hereunder, and such predecessor Trustee, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to pay over, and such successor Trustee shall be entitled to receive, all moneys and properties held by such predecessor Trustee as Trustee hereunder. Nevertheless, on the written request of the Company or of the successor Trustee or of the Holders of at least 10% in principal amount of the Securities of such series then outstanding, such predecessor Trustee, upon payment of its said charges and disbursements, shall execute and deliver an instrument transferring to such successor Trustee upon the trusts herein expressed all the rights, powers and trusts of such predecessor Trustee and shall assign, transfer and deliver to the successor Trustee all moneys and properties held by such predecessor Trustee; and, upon request of any such successor Trustee, the Company shall make, execute, acknowledge and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Trustee all such authority, rights, powers, trusts, immunities, duties and obligations.

         SECTION 10.08. Merger, Conversion or Consolidation of Trustee; Successor Trustee. Any corporation into which the Trustee or any successor to it in the trusts created by this Indenture shall be merged or converted, or any corporation with which it or any successor to it shall be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee or any such successor to it shall be a party, or any corporation to which the Trustee or any successor to it shall sell or otherwise transfer all or substantially all of the corporate trust business of the Trustee, shall be the successor Trustee under this Indenture without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture with respect to one or more series of Securities, any of such Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         SECTION 10.09. Trustee as Creditor of Company. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act of 1939 regarding the collection of claims against the Company (or any such other obligor).

         SECTION 10.10. Trustee May Rely on Officer's Certificate. Subject to
Section 10.02, and subject to the provisions of Section 15.03 with respect to the certificates required thereby, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate with respect thereto delivered to the Trustee, and such Officers' Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.


                                 ARTICLE ELEVEN
                     SATISFACTION AND DISCHARGE; DEFEASANCE

         SECTION 11.01. Satisfaction and Discharge of Indenture. This Indenture shall upon request of the Company cease to be of further effect with respect to Securities of any series (except as to any surviving rights of registration of transfer or exchange of Securities of such series and replacement of lost, stolen or mutilated Securities of such series herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (a) either

                  (1) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.06, (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
         Section 5.03, (iii) Coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has not been waived as provided in Section 2.05, and (iv) Coupons appertaining to Bearer Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 4.02) have been delivered to the Trustee for cancellation; or

                  (2) all such Securities not theretofore delivered to the Trustee for cancellation

                           (i) have become due and payable, or

                           (ii) will become due and payable at their Stated
                  Maturity within one year,

         or

                           (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities and Coupons not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (b) the Company has paid or cause to be paid all other sums payable hereunder with respect to such series by the Company; and

         (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 10.01(a) and, if money shall have been deposited with the Trustee pursuant to subclause (2) of clause
(a) of this Section, the obligations of the Trustee under Sections 5.03 and
11.02 shall survive.

         SECTION 11.02. Defeasance and Discharge. The following provisions shall apply to the Securities of each series unless specifically otherwise provided in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to Section 2.02. In addition to discharge of this Indenture pursuant to Sections 11.01 and 11.03, in the case of any series of Securities with respect to which an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, as certified pursuant to subparagraph (a) of Section 11.04 can be determined at the time of making the deposit referred to in such subparagraph (a), the Company shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such series as provided in this Section on and after the date the conditions set forth in Section 11.04 are satisfied, and the provisions of this Indenture with respect to the Securities of such series shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Securities of such series, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities of such series, (iii) rights of Holders of Securities of such series to receive, solely from the trust fund described in subparagraph (a) of
Section 11.04, payments of principal thereof and interest, if any, thereon upon the original stated due dates therefor (but not upon acceleration) and remaining rights of the Holders of Securities of each series to receive mandatory sinking fund payments, if any, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) this Section 11.02 and (vi) the rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them) (hereinafter called "Defeasance"), and the Trustee at the cost and expense of the Company, shall execute proper instruments acknowledging the same.

         SECTION 11.03. Covenant Defeasance. In the case of any series of Securities with respect to which an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, as certified pursuant to subparagraph (a) of Section 11.04 can be determined at the time of making the deposit referred to in such subparagraph (a), (i) the Company shall be released from its obligations under any covenants or agreements specified in or pursuant to this Indenture (except as to (A) rights of registration of transfer and exchange of Securities of such series, (B) substitution of mutilated, defaced, destroyed, lost or stolen Securities of such series, (C) rights of Holders of Securities of such series to receive, from the Company pursuant to Section 5.01, payments of principal thereof and interest, if any, thereon upon the original stated due dates therefor (but not upon acceleration), and mandatory sinking fund payments, if any, (D) the rights, obligations, duties and immunities of the Trustee hereunder and (E) the rights of Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and (ii) the occurrence of any event specified in Section 6.07(e) (with respect to any of the covenants or agreements specified in or pursuant to this Indenture) and 6.01 (c) or 6.07(f) shall be deemed not to be or result in a Default or an Event of Default, as applicable, in each case with respect to the Outstanding Securities of such series on or after the date the conditions set forth in Section 11.04 are satisfied (hereinafter called "Covenant Defeasance"), and the Trustee, at the cost of the Company, shall execute proper instruments acknowledging the same. For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant or agreement (to the extent so specified in the case of Section 6.07(e)), whether directly or indirectly by reason of any reference elsewhere herein to any such covenant or agreement or by reason of any reference in any such covenant or agreement to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby.

         SECTION 11.04. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of either Sections 11.02 and
11.03 to the Outstanding Securities of any series:

         (a) with reference to Section 11.02 or 11.03, the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Securities of such series (i) cash in an amount, or (ii) U.S. Government Obligations maturing as to principal and interest, if any, at such times and in such amounts as will insure the availability of cash, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (A) the principal of and interest, if any, on all Securities of such series on each date that such principal or interest, if any, is due and payable, and (B) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of this Indenture and the Securities of such series;

         (b) in the case of Defeasance under Section 11.02, the Company has delivered to the Trustee an Opinion of Counsel based on the fact that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date hereof, there has been a change in the applicable United States federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit, Defeasance and discharge and will be subject to United States federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit, Defeasance and discharge had not occurred;

         (c) in the case of Covenant Defeasance under Section 11.03, the Company has delivered to the Trustee an Opinion of Counsel to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit and Covenant Defeasance and will be subject to the United States federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and Covenant Defeasance had not occurred;

         (d) no Default or event which with notice or lapse of time or both would become a Default shall have occurred or be continuing on the date of the deposit referred to in subparagraph (a);

         (e) such Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Company is a party or by which it is bound; and

         (f) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent contemplated by this provision have been complied with.

         SECTION 11.05. Application of Trust Money. Subject to the provisions of the last paragraph of Section 5.03, all money and U.S. Government Obligations deposited with the Trustee pursuant to Section 11.04 shall be held in trust, and such money and all money from such U.S. Government Obligations shall be applied by it, in accordance with the provisions of the Securities, the Coupons, if any, and this Indenture, to the payment, either directly or through any paying agent (including the Company acting as its own paying agent) as the Trustee may determine, to the persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money and U.S. Government Obligations has been deposited with the Trustee.

         SECTION 11.06. Indemnity for U.S. Government Obligations. The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Govern ment Obligations deposited pursuant to
Section 11.04 or the principal or interest received in respect of such obligations other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Securities.

         SECTION 11.07. Deposits of Non-U.S. Currencies. Notwithstanding the foregoing provisions of this Article Eleven, if the Securities of any series are payable in a coin or currency or currency unit other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency or currency unit or the nature of the government obligations to be deposited with the Trustee under the foregoing provisions of this Article Eleven shall be as set forth in the Officers' Certificate or established in the supplemental indenture under which the Securities of such series are issued.


                                 ARTICLE TWELVE
         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

         SECTION 12.01. Liability Solely Corporate. No recourse shall be had for the payment of the principal of, or the premium, if any, or interest on, any Security or Coupon or for any claim based thereon or otherwise in respect thereof or of the indebtedness represented thereby, or upon any obligation, covenant or agreement of this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and the Securities, and related Coupons, if any, are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, because of the incurring of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants, promises or agreements contained in this Indenture or in any of the Securities or Coupons or to be implied herefrom or therefrom, and that all liability, if any, of that character against every such incorporator, stockholder, officer and director is, by the acceptance of the Securities and as a condition of, and as part of the consideration for, the execution of this Indenture and the issue of the Securities expressly waived and released.


                                ARTICLE THIRTEEN
                             SUPPLEMENTAL INDENTURES

         SECTION 13.01. Supplemental Indentures Without Consent of Holders. The Company (when authorized by resolution of its Board of Directors) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any one or more of or all the following purposes:

         (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by any such successor of the covenants and obligations of the Company contained therein and in the Securities, pursuant to Section 15.01;

         (b) to add to the covenants and agreements of the Company to be observed thereafter and during the period, if any, in such supplemental indenture or indentures expressed, and to add Defaults, in each case for the protection or benefit of the Holders of all or any series of Securities or Coupons (and if such covenants, agreements and Defaults are to be for the benefit of less than all series of Securities or Coupons, stating that such covenants, agreements and Defaults are expressly being included for the benefit of such series as shall be identified therein); or herein conferred upon the Company;

         (c) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no Security of any series Outstanding created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

         (d) to secure the Securities;

         (e) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 2.02, or to authorize the issuance of additional Securities of a series previously authorized or to add to the conditions, limitations or restrictions on the authorized amount, terms or purpose of issue, authentication or delivery of the Securities of any series, as herein set forth or other conditions, limitations or restrictions thereafter to be observed.

         (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 10.07;

         (g) to cure any ambiguity, to correct or supplement any provision contained herein or in any indenture supplemental hereto which may be defective or inconsistent with any other provision contained herein, or in any supplemental indenture, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not materially adversely affect the interests of the Holders of Securities or any related Coupons;

         (h)  to add any additional Default; or

         (i) to add to, change or eliminate any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of (or premium, if any) or any interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form; provided any such action shall not adversely affect the interests of the Holders of Securities of any series or any related Coupons in any material respect.

         Subject to the provisions of Section 13.03, the Trustee is authorized to join with the Company in the execution of any such supplemental indenture, to make the further agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property or assets thereunder.

         Any supplemental indenture authorized by the provisions of this Section
13.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 13.02.

         SECTION 13.02. Supplemental Indentures With Consent of Holders. With the consent (evidenced as provided in Article Seven) of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, or of any supplemental indenture, or of modifying in any manner the rights of the Holders of Securities of such series and any related Coupons to be affected or to waive any default or Default under the Indenture; provided that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

         (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon (including any change in the floating or adjustment rate provision pursuant to which such rate is determined that would reduce that rate for any period) or any premium payable upon the redemption payable upon the redemption thereof, or change any place of payment where, or the coin or currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Securityholders;

         (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults, and any Defaults or Events of Default arising therefrom, hereunder and their consequences) provided for in this Indenture; or

         (c) modify any of the provisions of this Section or Section 6.06, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section or the deletion of this proviso, in accordance with the requirements of Sections 10.07 and 13.01(i).

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for the consent of Securityholders under this
Section 13.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such act shall approved the substance thereof.

         The Company may set a record date for the purpose of determining the identity of the Holders of each series of Securities entitled to give a written consent or waive compliance by the Company as authorized or permitted by this Section. Such record date shall be not more than 30 days prior to the first solicitation of such consent or waiver or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation pursuant to Section 312 of the Trust Indenture Act of 1939.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 13.02, the Company shall mail a notice to the Holders of Registered Securities at their addresses as the same shall appear in the register of the Company and, if Securities of such series are issuable as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each place of payment for the Securities of such series located outside the United States, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 13.03. Execution of Supplemental Indenture. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereof of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 10.02) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 13.04. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Thirteen, this Indenture shall be and be deemed to be modified and amended in accordance therewith and, except as herein otherwise expressly provided, the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of all of the Securities or of the Securities of any series affected, as the case may be, shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 13.05. Reference in Securities to Supplemental Indenture. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Thirteen may bear a notation in a form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities then outstanding in equal aggregate principal amounts, and such exchange shall be made without cost to the Holders of the Securities.

         SECTION 13.06. Conformity With Trust Indenture Act. Every supplemental indenture executed pursuant to the provisions of this Article Thirteen shall conform to the requirements of the Trust Indenture Act of 1939 as then in effect.


                                ARTICLE FOURTEEN
                           SUBORDINATION OF SECURITIES

         SECTION 14.01. Securities Subordinate to Senior Indebtedness. The Company covenants and agrees that, except to the extent otherwise provided for pursuant to Section 2.02, the indebtedness evidenced by the Securities of each series or Coupons appertaining thereto is subordinate and junior in right of payment to all Senior Indebtedness to the extent provided herein, and each Holder of Securities or Coupons, by his acceptance thereof, likewise covenants and agrees to the subordination herein provided and shall be bound by the provisions hereof. Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Indebtedness or extension or renewal of the Senior Indebtedness.

         In the event that the Company shall default in the payment of any principal of, or premium, if any, or interest on any Senior Indebtedness when the same becomes due and payable after any applicable grace period, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of, or premium, if any, or interest on any of the Securities or related Coupons, or in respect of any redemption, retirement or other acquisition of any of the Securities, except that Securityholders may receive and retain (i) securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities or Coupons, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any plan of reorganization or readjustment and (ii) payments made from a defeasance trust created pursuant to Article Eleven.

         In the event of:

         (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company, its creditors or its property;

         (b) any proceeding for the liquidation, dissolution or other winding up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings;

         (c) any assignment by the Company for the benefit of creditors; or

         (d) any other marshaling of the assets of the Company,

all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any of the Securities or Coupons on account thereof (except as otherwise permitted by the next succeeding sentence). Any payment or distribution, whether in cash, securities or other property (other than (i) securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities or Coupons, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any plan of reorganization or readjustment and (ii) payments made from a defeasance trust created pursuant to Article Eleven), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities of any series or Coupons appertaining thereto shall be paid or delivered directly to the Holders of Senior Indebtedness in accordance with the priorities then existing among such Holders until all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall have been paid in full.

         In the event that, notwithstanding the foregoing, any payment or distribution of any character on any Security, whether in cash, securities or other property (other than (i) securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities or Coupons, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment and (ii) payments made from a defeasance trust created pursuant to Article Eleven), shall be received by the Trustee or any Holder of Securities or Coupons in contravention of any of the terms hereof such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered or transferred to, the Holders of the Senior Indebtedness at the time outstanding in accordance with the priorities then existing among such Holders for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full. In the event of the failure of the Trustee or any Holder of Securities to endorse or assign any such payment, distribution or security, each Holder of Senior Indebted ness is hereby irrevocably authorized to endorse or assign the same.

         No present or future Holder of any Senior Indebtedness shall be prejudiced in the right to enforce subordination of the indebtedness evidenced by the Securities by any act or failure to act on the part of the Company. Nothing contained herein shall impair, as between the Company and the Holders of Securities of each series, the obligation of the Company to pay such Holders of Securities the principal of and premium, if any, and interest on such Securities or prevent the Trustee or the Holder of Securities from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon the occurrence of a Default hereunder, all subject to the rights of the Holders of the Senior Indebtedness to receive cash, securities or other property otherwise payable or deliverable to the Holders of Securities or Coupons.

         Senior Indebtedness shall not be deemed to have been paid in full unless the Holders thereof shall have received cash, securities or other property equal to the amount of such Senior Indebtedness then outstanding. Upon the payment in full of all Senior Indebtedness, the Holders of Securities or Coupons shall be subrogated to all rights of any Holders of Senior Indebtedness to receive any further payments or distributions applicable to the Senior Indebtedness unless the indebtedness evidenced by the Securities of such series shall have been paid in full, and such payments or distributions received by such Holders of Securities or Coupons, by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the Holders of Senior Indebtedness, shall, as between the Company and its creditors other than the Holders of Senior Indebtedness, on the one hand, and such Holders of Securities, on the other hand, be deemed to be a payment by the Company on account of Senior Indebtedness, and not on account of the Securities of such series.

         The Trustee and Holders of Securities will take such action (including, without limitation, the delivery of this Indenture to an agent for the Holders of Senior Indebtedness or consent to the filing of a financing statement with respect thereto) as may, in the opinion of counsel designated by the Holders of a majority in principal amount of the Senior Indebtedness at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

         SECTION 14.02. Reliance On Certificate of Liquidating Agent; Further Evidence of Ownership of Senior Indebtedness. Upon any payment or distribution of assets of the Company referred to in this Article Fourteen, the Trustee and the Holders of Securities or Coupons shall be entitled to rely upon an order or decree made by any court of competent jurisdiction in which such dissolution or winding up or liquidation or reorganization or arrangement proceedings are pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other persons making such payment or distribution, delivered to the Trustee or to the Holders of Securities or Coupons, for the purpose of ascertaining the persons entitled to participate in such distribution, the Holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fourteen. In the absence of any such bankruptcy trustee, receiver, assignee or other person, the Trustee shall be entitled to rely upon a written notice by a person representing himself to be the Holder of Senior Indebtedness (or a trustee or representative on behalf of such Holder) as evidence that such person is a Holder of Senior Indebtedness (or is such a trustee or representative). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a Holder of Senior Indebtedness to participate in any payments or distributions pursuant to this Article Fourteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Article Fourteen, and if such evidence is not furnished, the Trustee may refuse to offer any payment to such person pending judicial determination as to the right of such person to receive such payment. The Trustee, however, shall not be deemed to owe any fiduciary duty to the Holders of Senior Indebtedness.

         SECTION 14.03. Payment Permitted If No Default. Nothing contained in this Article Fourteen or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any dissolution, winding up, liquidation or reorganization proceedings referred to in, or under the conditions described in, Section 14.01, from making payments at any time of the principal of or premium, if any, or interest on the Securities or Coupons appertaining thereto, or (b) the application by the Trustee or any paying agent of any monies deposited with it hereunder to payments of the principal of or premium, if any, or interest on the Securities or Coupons appertaining thereto if, at the time of such deposit, the Trustee or such paying agent, as the case may be, did not have the written notice provided for in
Section 14.04 of any event prohibiting the making of such deposit, or if, at the time of such deposit (whether or not in trust) by the Company with the Trustee or any paying agent (other than the Company) such payment would not have been prohibited by the provisions of this Article, and the Trustee or any paying agent shall not be affected by any notice to the contrary received by it on or after such date.

         SECTION 14.04. Trustee Not Charged With Knowledge of Certain Facts. Anything in this Article Fourteen or elsewhere in this Indenture contained to the contrary notwithstanding, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies hereunder to or by the Trustee and shall be entitled conclusively to assume that no such facts exist and that no event specified in
Section 14.01 has happened, until the Trustee shall have received an Officers' Certificate to that effect or notice in writing to that effect signed by or on behalf of the Holders or Holders, or their representa-tives, of Senior Indebtedness who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such Holder or Holders or representa tives or from any trustee under any indenture pursuant to which such Senior Indebtedness shall be outstand ing; provided that, if prior to the third business day preceding the date upon which by the terms hereof any monies become payable hereunder (including, without limitation, the payment of either the principal of or premium, if any, or interest on any Security), or in the event of the execution of an instrument pursuant to Section
11.01 acknowledging satisfaction and discharge of this Indenture, then if prior to the second business day preceding the date of such execution, the Trustee or any paying agent shall not have received with respect to such monies the Officers' Certificate or notice provided for in this Section 14.04, then, anything herein contained to the contrary notwithstanding, the Trustee or such paying agent shall have full power and authority to receive such monies and apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it on or after such date. The Company shall give prompt written notice to the Trustee and to the paying agent of any facts known to the Company which would prohibit the payment of monies to or by the Trustee or any paying agent.

         SECTION 14.05. Trustee to Effectuate Subordination. Each Holder of Securities by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination as between such Holder of Securities and Holders of Senior Indebtedness, as provided in this Article Fourteen, and appoints the Trustee its attorney-in-fact for any and all such purposes.

         SECTION 14.06. Trustee's Rights Regarding Senior Indebtedness. The Trustee shall be entitled to all the rights set forth in this Article Fourteen with respect to any Senior Indebtedness which may at the time be held by it, to the same extent as any other Holder of Senior Indebtedness; provided that nothing in this Indenture shall deprive the Trustee of any of its rights as such Holder; and provided further that nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 10.01(a).

         SECTION 14.07. Articles Applicable to Paying Agent. In case at any time any paying agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Fourteen shall in such case (unless the context shall otherwise require) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if the paying agent were named in this Article Fourteen in addition to or in place of the Trustee; provided, however, that Sections 14.04 and 14.06 shall not apply to the Company or any Affiliate of the Company if the Company or such Affiliate acts as paying agent.


                                 ARTICLE FIFTEEN
                            MISCELLANEOUS PROVISIONS

         SECTION 15.01. Consolidation, Merger, Sale or Lease. The Company will not consolidate with any other corporation or accept a merger of any other corporation into the Company or permit the Company to be merged into any other corporation, or sell other than for cash or lease all or substantially all its assets to another corporation, or purchase all or substantially all the assets of another corporation, unless (i) either the Company shall be the continuing corporation, or the successor, transferee or lessee corporation (if other than the Company) shall expressly assume, by indenture supplemental hereto satisfactory to the Trustee, executed and delivered by such corporation prior to or simultaneously with such consolidation, merger, sale or lease, the due and punctual payment of the principal of and interest and premium, if any, on all the Securities, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be performed or observed by the Company, and (ii) immediately after such consolidation, merger, sale, lease or purchase, no Default, and no event which, after notice or lapse of time or both, would become a Default, shall have happened and be continuing in the performance by the Company or the successor, transferee or lessee corporation (if other than the Company) of any covenant or condition of this Indenture. A purchase by a Subsidiary of all or substantially all of the assets of another corporation shall not be deemed to be a purchase of such assets by the Company.

         Anything in this Indenture to the contrary notwithstanding, the Company or any Subsidiary may fail or omit in any particular instance to comply with a covenant or condition set forth in this Section 15.01 with respect to any series of Securities if the Company shall have obtained and filed with the Trustee, prior to the time of such failure or omission, evidence (as provided in Article Seven) of the consent of the Holders of at least a majority in aggregate principal amount of the Securities of such series at the time outstanding, either waiving such compliance in such instance or generally waiving compliance with such covenant or condition, but no such waiver shall extend to or affect any obligation not waived by the terms of such waiver or impair any right consequent thereon. Until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or conditions shall remain in full force and effect.

         SECTION 15.02. Rights Under Indenture Limited to Parties thereto and Holders. Nothing in this Indenture expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or to give to, any person or corporation other than the parties hereto and their successors and the Holders of the Securities any right, remedy or claim under or by reason of this Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements in this Indenture contained shall be for the sole and exclusive benefit of the parties hereto and their successors and of the Holders of the Securities.

         SECTION 15.03. Evidence of Compliance With Conditions Precedent. As evidence of compliance with the conditions precedent provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) which relate to the authentication and delivery of any Securities, to the satisfaction and discharge of this Indenture or to any other action to be taken by the Trustee at the request or upon the application of the Company, the Company will furnish to the Trustee an Officers' Certificate, stating that such conditions precedent have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel such conditions precedent have been complied with.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such condition or covenant; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Notwithstanding any provision of this Indenture authorizing the Trustee conclusively to rely upon any certificates or opinions, the Trustee, before granting any application by the Company or taking or refraining from taking any other action in reliance thereon, may require any further evidence or make any further investigation as to the facts or matters stated therein which it may, in good faith, deem reasonable in the circumstances, and in connection therewith the Trustee may examine or cause to be examined the pertinent books, records and premises of the Company or of any Subsidiary; and the Trustee shall, in any such case, require such further evidence or make such further investigation as may be requested by the Holders of a majority in principal amount of the Securities then outstanding; provided that, if payment to the Trustee of the costs, expenses and liabilities likely to be incurred by it in making such investigation is not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee before making such investigation may require reasonable indemnity against such costs, expenses or liabilities. Any further evidence which may be requested by the Trustee pursuant to any of the provisions of this paragraph shall be furnished by the Company at its own expense; and any cost, expenses and liabilities incurred by the Trustee pursuant to any of the provisions of this paragraph shall be paid by the Company, or, if paid by the Trustee, shall be repaid by the Company, upon demand, with interest at the lowest rate born by the Securities of any series but in no event less than 5%, and, until such repayment, shall be secured by a lien on any moneys held by the Trustee hereunder prior to any rights therein of the Holders of Securities.

         SECTION 15.04. Cancellation of Securities. All Securities and Coupons paid, redeemed, exchanged, surrendered for registration of transfer or retired pursuant to a sinking fund or otherwise shall, if surrendered to the Company or to any paying agent, be delivered to the Trustee for cancellation and shall be cancelled by it or, if surrendered to the Trustee, shall be cancelled by it, and, except as otherwise provided in Sections 2.05, 2.06, 2.07, 2.08, 4.02 and 13.05, no Securities shall be issued under the Indenture in lieu thereof. The Trustee shall make appropriate notations in its records in respect of all such Securities and may, but shall not be obligated to, destroy such Securities. If the Trustee shall destroy any such Securities or Coupons it shall deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation.

         SECTION 15.05. Conflict with Trust Indenture Act. If any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of the provisions of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provision shall control.

         SECTION 15.06. Acts of Board Committees. Whenever action is required by this Indenture by the Board of Directors of the Company and there is at the time constituted a committee of the Board of Directors duly authorized to take such action, or a committee of officers or other representatives of the Company so authorized by the Board of Directors, such action by such a committee shall be deemed to be the action of the Board of Directors and shall be sufficient for all purposes of this Indenture where action by the Board of Directors is specified.

         SECTION 15.07. Notices. Any notice or demand authorized by this Indenture to be given to the Company shall be sufficiently given for all purposes if it shall be sent by registered mail to the Company addressed to it at 399 Park Avenue, New York, New York 10043 to the attention of its Deputy General Counsel or at such other address, as may have been furnished in writing to the Trustee by the Company. Any notice, direction, request or demand to or upon the Trustee shall be sufficiently given, for all purposes, if it is given or made in writing to the Principal Office of the Trustee. Any notice required or permitted to be given to Securityholders shall be sufficiently given as provided in Section 1.02.

         SECTION 15.08. Payments Due on Non-Business Days. In any case where the date of maturity of interest on or principal of the Securities or the date fixed for redemption of any Securities shall not be a business day, then payment of interest, principal and premium, if any, may be made on the next succeeding business day with the same force and effect as if made on the date of maturity and no interest shall accrue for the period after such date.

         SECTION 15.09. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 15.10. Governing Law. This Indenture and each Security shall be deemed to be a contract made under the law of the State of New York, and for all purposes shall be construed in accordance with the law of said State.

         SECTION 15.11. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 15.12. Legend. The Securities are not savings accounts, deposits or other obligations of any insured depositary institution or other subsidiary of the Company and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

         IN WITNESS WHEREOF, CITIGROUP INC. has caused this Indenture to be executed in its corporate name by one of its officers thereunto duly authorized, and its corporate seal to be hereunto affixed and to be attested by its Secretary or one of its Assistant Secretaries, and BANK ONE TRUST COMPANY, N.A. has caused this Indenture to be executed in its corporate name by one of its officers thereunto duly authorized, and its corporate seal to be hereunto affixed and to be attested by one of its authorized officers, all as of ________, 2001.



                                 CITIGROUP INC.

                                 By:
                                     ------------------------------------------
                                 Name:
                                 Title:

[CORPORATE SEAL]


Attest:


By:
    ---------------------------------------
Name:
Title:


                                 BANK ONE TRUST COMPANY, N.A.


                                 By:
                                    -------------------------------------------
                                 Name:
                                 Title:


[CORPORATE SEAL]


Attest:


By:
    ---------------------------------------
Name:
Title:

STATE OF NEW YORK.)
                  :ss.:
COUNTY OF NEW YORK)


     On the ___ day of ______, in the year 2001, before me personally came [NAME], to me known, who, being by me duly sworn, did depose and say that he resides at [ADDRESS, CITY, STATE, ZIP CODE]; that he is a(n) [TITLE] of CITIGROUP INC., one of the corporations described in and which executed the foregoing instrument, that he knows the seal of said corporation, that the seal affixed to said instrument bearing the corporate name of said corporation is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                                       By:
                                          --------------------------------------

[NOTARIAL SEAL]






STATE OF NEW YORK.)
                  :ss.:
COUNTY OF NEW YORK)


     On the ___ day of _______, in the year 2001, before me personally came [NAME], to me known, who, being by me duly sworn, did depose and say that she resides at [ADDRESS, CITY, STATE, ZIP CODE]; that she is a(n) [TITLE] of BANK ONE TRUST COMPANY, N.A., one of the corporations described in and which executed the foregoing instrument, that she knows the seal of said corporation, that the seal affixed to said instrument bearing the corporate name of said corporation is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that she signed her name thereto by like authority.



                                       By:
                                           -------------------------------------

[NOTARIAL SEAL]

                                                                       EXHIBIT A

                      FORM OF ACCOUNTHOLDER'S CERTIFICATION

                                 CITIGROUP INC.
                   (incorporated with limited liability under
          the laws of the State of Delaware, United States of America)

                               [CURRENCY][AMOUNT]
                                [TITLE OF NOTES]

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (a) are owned by persons that are not (i) citizens or residents of the United States, (ii) corporations, partnerships or other entities created or organized in or under the laws of the United States, (iii) estates if the income of such estates falls within the federal income tax jurisdiction of the United States regardless of the source of such income, or (iv) trusts if a United States court is able to exercise primary supervision over their administration and one or more United States persons have the authority to control all of their substantial decisions ("UNITED STATES PERSONS"), (b) are owned by United States person(s) that (i) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("FINANCIAL INSTITUTIONS") purchasing for their own account or for resale, or (ii) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (i) or (ii), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the issuer or the issuer's agent that, for the benefit of the Issuer and the Issuer's agent, it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (c) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163- 5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (c) (whether or not also described in clause (a) or (b)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

[If the Securities are of the category contemplated in Section 230.903(b)(3) of Regulation S under the Securities Act of 1933, as amended (the "ACT"), then this is also to certify that, except as set forth below, the Securities are beneficially owned by (1) non-U.S. person(s) or (2) U.S. person(s) who purchased the Securities in transactions which did not require registration under the Act. As used in this paragraph the term "U.S. PERSON" has the meaning given to it by Regulation S under the Act.]

As used herein, "UNITED STATES" means the United States of America (including the States and the District of Columbia); and its "POSSESSIONS" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by your for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to [currency] [amount] of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

This certificate is intended to comply with U.S. Treasury Regulation Section 1.163-5(c)(2)(i)(D) and shall be interpreted and retained in accordance therewith.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:   [                          ]


[NAME OF ACCOUNT HOLDER]
AS, OR AS AGENT FOR,
THE BENEFICIAL OWNER(S) OF THE SECURITIES
TO WHICH THIS CERTIFICATE RELATES.

By:
     ---------------------------------------
         Authorized signatory

                                                                       EXHIBIT B

               FORM OF EUROCLEAR/CLEARSTREAM BANKING CERTIFICATION

                                 CITIGROUP INC.
                   (incorporated with limited liability under
          the laws of the State of Delaware, United States of America)

                               [CURRENCY] [AMOUNT]
                                [TITLE OF NOTES]

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "MEMBER ORGANIZATIONS") substantially to the effect set forth in the temporary global note issued in respect of the securities, as of the date hereof, [currency] [amount] principal amount of the above-captioned Securities (a) is owned by persons that are not (i) citizens or residents of the United States, (ii) corporations, partnerships or other entities created or organized in or under the laws of the United States, (iii) estates if the income of such estates falls within the federal income tax jurisdiction of the United States regardless of the source of such income, or (iv) trusts if a United States court is able to exercise primary supervision over their administration and one or more United States persons have the authority to control all of their substantial decisions ("UNITED STATES PERSONS"), (b) is owned by United States persons that (i) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("FINANCIAL INSTITUTIONS") purchasing for their own account or for resale, or (ii) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (i) or (ii), each such United States financial institution) has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that, for the benefit of the Issuer and the Issuer's agent, it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code or 1986, as amended, and the regulations thereunder), or (c) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (c) (whether or not also described in clause (a) or (b)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

[If the Securities are of the category contemplated in Section 230.903(b)(3) of Regulation S under the Securities Act of 1933, as amended (the "ACT"), then this is also to certify with respect to the principal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organizations entitled to a portion of such principal amount, certifications with respect to such portion substantially to the effect set forth in the temporary global note issued in respect of the Securities.]

We further certify (1) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global security excepted in such certifications and (2) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interests) are no longer true and cannot be relied upon as of the date hereof.

This certificate is intended to comply with U.S. Treasury Regulation Section 1.163-5(c)(2)(i)(D) and shall be interpreted and retained in accordance therewith.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated [                         ]

EUROCLEAR BANK S.A. / N.V.
AS OPERATOR OF THE EUROCLEAR SYSTEM



OR

CLEARSTREAM BANKING S.A.

By:
         -----------------------------------
         Authorised signatory

                                                                       EXHIBIT C

                  FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
                 AND CLEARSTREAM BANKING S.A. TO OBTAIN INTEREST

                                 CITIGROUP INC.
                   (incorporated with limited liability under
          the laws of the State of Delaware, United States of America)

                               [CURRENCY] [AMOUNT]
                                [TITLE OF NOTES]

This is to certify that interest payable on the Interest Payment Date[s] on [Insert date(s)] will be paid with respect to _________ principal amount of the above-captioned Securities with respect to which we have received from the persons appearing in our records as being entitled to interest payable on such date (our "QUALIFIED ACCOUNT HOLDERS") certificates substantially in the form set out in Exhibit A to the Indenture relating to the above- captioned Securities that such Securities (a) are owned by a person (other than a financial institution for purposes of resale during the restricted period) who is not a United States person; (b) are owned by a United States person (other than a financial institution for purposes of resale during the restricted period) who is (i) a foreign branch of a United States financial institution or
(ii) a United States person who acquired such Securities through the foreign branch of a United States financial institution and who for purposes of this certification holds such Securities through such financial institution of the date hereof and, in either case, such United States financial institution has agreed, for the benefit of the Issuer and the Issuer's agent, to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as from time to time amended, and the regulations thereunder; or (c) are owned by a financial institution for purposes of resale during the restricted period and such financial institution has certified that it has not acquired such Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

To the extent that we have knowledge that any of such certificates is false and to the extent that we have not received with respect to any Securities such certificates from Qualified Account Holders, we are not requesting that payment be made for interest with respect thereto.

We further certify that as of the date hereof we have not received any notification from any of our Qualified Account Holders to the effect that the statements made by such Qualified Account Holders with respect to any interest payment on any portion of the principal amount of the Securities referred to above are no longer true and cannot be relied upon as of the date hereof.

We undertake that any interest received by us and not paid as provided above shall be returned to the Trustee for the above-captioned Securities immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid by such Trustee to the above issuer at the end of two years after such Interest Payment Date.

As used herein, "UNITED STATES PERSON" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States and an estate or trust the income of which is subject to United States federal income taxation regardless of its source, "UNITED STATES" means the United States of America (including the States and the District of Columbia), "POSSESSIONS" of the United States include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and Northern Mariana Islands, "RESTRICTED PERIOD" means the period described in Section 1.163-5(c)(2)(i)(D)(7) of the Treasury Regulations and "FINANCIAL INSTITUTION" means the persons described in Section 1.165-12(c)(1)(v) of the Treasury Regulations.

This certificate is intended to comply with U.S. Treasury Regulation Section 1.163-5(c)(2)(i)(D) and shall be interpreted and retained in accordance therewith.

We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:   [                          ]
[To be dated on or after the
most recent relevant Interest
Payment Date]

EUROCLEAR BANK S.A. / N.V., AS OPERATOR
OF THE EUROCLEAR SYSTEM]
[CLEARSTREAM BANKING S.A.]

By:
   -----------------------

                                       C-1